================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-14336) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 88                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 91

                          VANGUARD/WINDSOR FUNDS, INC.
                      (FORMERLY, THE WINDSOR FUNDS, INC.)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000
                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.
       IT IS PROPOSED THAT THIS REGISTRATION STATEMENT BECOME EFFECTIVE:

          on February 28, 1997 pursuant to paragraph (a) of Rule 485.



     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24(f)(2) NOTICE FOR THE YEAR ENDED OCTOBER 31, 1996, ON DECEMBER 30, 1996.


================================================================================

                             CROSS REFERENCE SHEET


 FORM N-1A
ITEM NUMBER                                                         LOCATION IN PROSPECTUS
   Item 1.    Cover Page..................................  Cover Page
   Item 2.    Synopsis....................................  Not Applicable
   Item 3.    Condensed Financial Information.............  Financial Highlights
   Item 4.    General Description of Registrant...........  The Fund's Objectives; Who Should
                                                            Invest; Investment
                                                            Strategies; Investment Policies;
                                                            Investment Limitations; Investment
                                                            Performance; General Information
   Item 5.    Management of the Fund......................  The Fund and Vanguard
   Item 6.    Capital Stock and Other Securities..........  Buying Shares; Redeeming Shares; Share
                                                            Price; Dividends, Capital Gains and
                                                            Taxes; Distribution Options; General
                                                            Information
   Item 7.    Purchase of Securities Being Offered........  Cover Page; Buying Shares
   Item 8.    Redemption or Repurchase....................  Redeeming Shares
   Item 9.    Legal Proceedings...........................  Not Applicable


 FORM N-1A                                                          LOCATION IN STATEMENT
ITEM NUMBER                                                       OF ADDITIONAL INFORMATION
  Item 10.    Cover Page..................................  Cover Page
  Item 11.    Table of Contents...........................  Cover Page
  Item 12.    General Information and History.............  Investment Objectives and Policies;
  Item 13.    Investment Objective and Policies...........  Investment Objectives and Policies;
                                                            Investment Limitations
  Item 14.    Management of the Fund......................  Management of the Fund
  Item 15.    Control Persons and Principal Holders
              of Securities...............................
                                                            Management of the Company
  Item 16.    Investment Advisory and Other Services......  Management of the Company
  Item 17.    Brokerage Allocation........................  Not Applicable
  Item 18.    Capital Stock and Other Securities..........  Financial Statements
  Item 19.    Purchase, Redemption and Pricing
              of Securities Being Offered.................
                                                            Purchase of Shares; Redemption of
                                                            Shares, Dividends, Capital Gains and
                                                            Taxes
  Item 20.    Tax Status..................................  (Prospectus)
  Item 21.    Underwriters................................  Not Applicable
  Item 22.    Calculations of Performance Data............
  Item 23.    Financial Statements........................  Financial Statements

VANGUARD/
WINDSOR FUND

Prospectus
February 28, 1997



This prospectus contains financial data for the Fund through the fiscal year ended
October  31, 1996.

                                   [Graphic]


                                                                 [Vanguard Logo]

Vanguard/Windsor Fund                      A Growth and Income Stock Mutual Fund


INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Windsor Fund (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

   The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered to be undervalued by the Fund's adviser and out of favor with investors. The Fund's secondary objective is to provide some dividend income.

   The Fund is currently closed to new investors. Existing shareholders may purchase additional Fund shares, but may not invest more than $25,000 each year.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

Vanguard/Windsor Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated February 28, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of Vanguard/Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.



These securities have not been approved or disapproved by the Securities and Exchange Commission or any other state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



CONTENTS

Fund Expenses                  2

Financial Highlights           3

A Word About Risk              4

The Fund's Objectives          4

Who Should Invest              4

Investment Strategies          5

Investment Policies            7

Investment Limitations         8

Investment
Performance                    9

Share Price                    9

Dividends, Capital
Gains, and Taxes              10

The Fund and
Vanguard                      10

Investment Adviser            11

General Information           12

Investing with
Vanguard                      13

Services and
Account Features              13

Types of Accounts             14

Distribution Options          15

Buying Shares                 15

Redeeming Shares              17

Fund and Account
Updates                       19

Glossary       Inside Back Cover

Fund Profile                                               Vanguard/Windsor Fund




WHO SHOULD INVEST (PAGE 4)


 - Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

 - Investors seeking growth of their capital over the long term -- at least five years.

 -       Investors seeking some dividend income.

WHO SHOULD NOT INVEST

 -       Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (pages 4 - 8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the types of stocks that the Fund invests in -- attractively priced or "value" stocks -- will trail returns from the overall stock market). Because the Fund can invest a portion of its assets in companies based outside the United States, it is exposed to several risks unique to foreign securities; see page 7 for details.

DIVIDENDS AND CAPITAL GAINS (page 10)

Dividends are paid in June and December. Capital gains, if any, are paid in December.

INVESTMENT ADVISER (page 11)
Wellington Management Company, LLP, Boston, MA.

MINIMUM INITIAL INVESTMENT:  The Fund is not open to new investors.

INCEPTION DATE: October 23, 1958

NET ASSETS AS OF 10/31/96: $15.8 billion

FUND'S EXPENSE RATIO FOR THE YEAR ENDED 10/31/96: 0.31%

LOADS, 12B-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

NEWSPAPER ABBREVIATION: Wndsr

VANGUARD FUND NUMBER: 022

ACCOUNT FEATURES (page 13)
-  Telephone Redemption
-  Vanguard Direct Deposit Service(sm)
-  Vanguard Automatic Exchange Service(sm)
-  Vanguard Fund Express(R)
-  Vanguard Dividend Express(sm)

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED OCTOBER 31, 1996

                         1 YEAR    5 YEARS   10 YEARS
                         ----------------------------
Vanguard/Windsor Fund     23.2%     16.7%      13.4%
S&P 500 Index             24.1      15.5       14.7


QUARTERLY RETURNS (%) 1987 - 1996 (intended to show volatility of returns)

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks were high during the periods shown relative to longer-term historical averages. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes a taxable investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT
                                  Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor Fund's expense ratio in fiscal year 1996 was 0.31%, or $3.10 per $1,000 of average net assets. The average growth and income equity fund had expenses in 1996 of 1.23%, or $12.30 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.
 As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

 The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended October 31, 1996.

ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                                0.18%
Investment Advisory Expenses:                                          0.10%
12b-1 Marketing Fees:                                                  None
Other Expenses
 Marketing and Distribution Costs:                         0.02%
 Miscellaneous Expenses (e.g., Taxes, Auditing):           0.01%
Total Other Expenses:                                                 0.03%
 TOTAL OPERATING EXPENSES (EXPENSE RATIO):                            0.31%

 The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

           1 YEAR      3 YEARS      5 YEARS     10 YEARS
             $3          $10          $17          $39

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended October 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.


                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $15.55 per share. During the year, the Fund earned $.43 per share from investment income (interest and dividends) and $2.85 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $3.28 per share, $1.84 was returned to shareholders in the form of distributions ($.46 in dividends, $1.38 in capital gains). The earnings ($3.28 per share) less total distributions ($1.84 per share) resulted in a share price of $16.99 at the end of the fiscal year, an increase of $1.44 per share (from $15.55 at the beginning of the period to $16.99 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 23.16% for the year.
    As of October 31, 1996, the Fund had $15.8 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 2.75% of its average net assets. It sold and replaced securities valued at 34% of its total net assets.

                                                                 YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------------------------
                                1996     1995      1994       1993     1992      1991    1990      1989      1988      1987
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $ 15.55   $ 14.55   $ 14.95    $ 12.37   $12.79    $9.72   $15.17    $14.13    $14.22    $13.85
INVESTMENT OPERATIONS
 Net Investment Income           .43       .44       .44        .37      .49      .58      .74       .71       .66       .78
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                2.85      1.86       .42       2.98      .50     3.55    (4.59)     1.51      2.33      (.11)
                                --------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                   3.28      2.30       .86       3.35      .99     4.13    (3.85)     2.22      2.99       .67
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income             (.46)     (.44)     (.37)      (.39)    (.57)    (.74)    (.75)     (.63)     (.87)     (.30)
 Distributions from
  Realized Capital Gains       (1.38)     (.86)     (.89)      (.38)    (.84)    (.32)    (.85)     (.55)    (2.21)       --
                                --------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS          (1.84)    (1.30)    (1.26)      (.77)   (1.41)   (1.06)   (1.60)    (1.18)    (3.08)     (.30)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD               $ 16.99   $ 15.55   $ 14.55    $ 14.95   $12.37   $12.79   $ 9.72    $15.17    $14.13    $14.22
============================================================================================================================
TOTAL RETURN                   23.16%    17.80%     6.35%     28.29%    9.30%   44.69%  -27.93%    17.05%    27.01%     4.62%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)           $15,841   $13,008   $11,406    $10,537   $8,250   $7,859   $5,841    $8,313    $5,920    $4,848
Ratio of Expenses to
 Average Net Assets             0.31%     0.45%     0.45%      0.40%    0.26%    0.30%    0.37%     0.41%     0.46%     0.43%
Ratio of Net Investment
 Income to Average
 Net Assets                     2.75%     3.01%     3.11%      2.68%    3.89%    4.84%    5.82%     5.07%     5.08%     4.86%
Portfolio Turnover Rate           34%       32%       34%        25%      32%      36%      21%       34%       24%       46%
Average Commission
 Rate Paid                   $0.0579       N/A       N/A        N/A      N/A       N/A      N/A       N/A       N/A       N/A


 From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) and capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT
                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the Fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.


                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard/Windsor Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

A WORD ABOUT RISK

This prospectus describes the risks that you will face as an investor in Vanguard/Windsor Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Windsor Fund, you should also take into account your own tolerance for the daily fluctuations of the stock market.

 Look for this "warning flag" symbol [Warning Flag Icon] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.

THE FUND'S OBJECTIVES

Vanguard/Windsor Fund seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

 [Warning Flag Icon] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE
                     FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.



WHO SHOULD INVEST

Vanguard/Windsor Fund may be suitable for you if:

 - You wish to add a growth and income mutual fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt -- investments.

 - You want a value-oriented investment that seeks to provide long-term growth as well as some dividend income.

 This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

 - The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

 - There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

 -       The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGIES

This section explains how Vanguard/Windsor Fund's adviser pursues the objectives of long-term capital growth and some dividend income. It also explains several important risks -- market risk, objective risk, manager risk, country risk, and currency risk -- faced by investors in the Fund. Unlike the Fund's investment objectives, these investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stock and in securities that are convertible into common stock.

 [Warning Flag Icon] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE
                     POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.


                     U.S. STOCK MARKET RETURNS (1926 - 1996)

                    1 YEAR        5 YEARS    10 YEARS    20 YEARS
Best                   53.9%         23.9%       20.1%     16.9%
Worst                - 43.3        - 12.5       - 0.9       3.1
Average                12.7          10.4        10.8      10.8


                                PLAIN TALK ABOUT
                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                PLAIN TALK ABOUT
                             LARGE-CAP, MID-CAP, AND
                                SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT
                              PRICE/EARNINGS RATIOS

A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations can sometimes prove incorrect, and that there is no "ideal" P/E ratio.


                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 40% or more of their assets invested in the stocks of just ten companies.

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a - 12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

 Finally, because Vanguard/Windsor Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[Warning Flag Icon]  THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE
                     POSSIBILITY THAT RETURNS FROM THE TYPE OF STOCKS THAT THE FUND INVESTS IN -- ATTRACTIVELY PRICED OR "VALUE" STOCKS -- WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DIFFERENT TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, selects what it considers to be undervalued securities of large- and mid-capitalization companies. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always - - have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

 A stock's value is the key element in WMC's selection process. WMC considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. WMC then selects the stock if it has strong prospects for capital appreciation, but is currently trading at a price that is lower than what is expected of a stock with such potential. WMC sets a price that it feels more accurately reflects the stock's overall worth and, when the stock reaches that predetermined price, it will be sold. This strategy is known as "buying into weakness and selling into strength."

  The Fund's top ten holdings (which amounted to 38% of the Fund's total net assets) as of October 31, 1996, follow.

 1.      Chrysler Corp.
 2.      Citicorp
 3.      Seagate Technology
 4.      Ford Motor Co.
 5.      Burlington Resources, Inc.
 6.      Georgia-Pacific Corp.
 7.      USX-Marathon Group
 8.      Compaq Computer Corp.
 9.      Golden West Financial Corp.
 10.     Reynolds Metals Co.

  Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time. Note, too, that the Fund's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock could hurt the Fund.

  The Fund is run by WMC according to traditional methods of active investment management, which means securities are bought and sold according to WMC's judgments about companies and their financial prospects, and about the stock market and the economy in general.

[Warning Flag Icon]  THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE
                     POSSIBILITY THAT WMC MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 32%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.

  The Fund may invest as much as 20% of its assets in securities of companies based outside the United States and may engage in currency transactions. These securities can be traded in either U.S. or foreign markets.

[Warning Flag Icon]  THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK.
                     COUNTRY RISK IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY. CURRENCY RISK IS THE POSSIBILITY THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

 The Fund may invest in money market instruments, fixed-income securities, convertible securities and other equity securities, such as pre-ferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed funds investing in common stocks is 78%.


                                PLAIN TALK ABOUT
                                  THE RISKS OF
                             INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Statement of Additional Information.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

The Fund may also invest in derivatives.

[Warning Flag Icon]  THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT,
                     IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

  Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets -- 5% -- may be applied to futures contract deposits and no more than 20% of total assets may be committed to such contracts.

  The reasons for which the Fund will invest in futures and options are:

 - To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

 -       To make it easier to trade.

 - To reduce costs by buying futures instead of actual stocks when futures are cheaper.

  The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. No more than 35% of the Fund's assets may be invested in short-term fixed-income securities for purposes other than taking a temporary defensive position.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

 -       Invest more than 25% of its assets in any one industry.

 - Borrow money, except for the purpose of meeting shareholder requests to redeem shares.

         With respect to 75% of its assets, the Fund will not:

 -       Invest more than 5% in the securities of any one company.

 -       Buy more than 10% of the outstanding voting shares of any company.

  The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

INVESTMENT PERFORMANCE

Vanguard/Windsor Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance, both domestic and foreign, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996

                         1 YEAR       3 YEARS    5 YEARS     10 YEARS     20 YEARS       25 YEARS
VANGUARD/WINDSOR FUND    23.2%          15.6%     16.7%        13.4%       16.7%           15.0%
S&P 500 INDEX            24.1%          17.7%     15.5%        14.7%       14.5%           12.7%

 The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

The Fund's share price, also called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                             TOTAL ASSETS - LIABILITIES
   NET ASSET VALUE  =_______________________________________
                            NUMBER OF SHARES OUTSTANDING

 The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

 The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSR.

                                PLAIN TALK ABOUT
                                Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT
                                  Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


                                PLAIN TALK ABOUT
                               "Buying a Dividend"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Fund distributes to its shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. Your distributions of income and capital gains will be automatically invested in more shares of the Fund, unless you elect to receive these distributions in cash. In either case, distributions of dividends and capital gains that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

 - The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

 - If you sell or exchange your shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.


 - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

 The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred retirement account, such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

THE FUND AND VANGUARD

Vanguard/Windsor Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

                                PLAIN TALK ABOUT
                      Vanguard's Unique Corporate Structure

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT
                               The Fund's Adviser

Wellington Management Company, LLP, is an investment counseling firm that was founded in 1931; it currently manages more than $130 billion in assets. The manager responsible for WMC's strategy for Vanguard/Windsor Fund is:

  CHARLES T. FREEMAN, Senior Vice President and Partner of WMC; 30 years investment experience, 28 years with WMC and Vanguard/Windsor Fund; B.S. and M.B.A. from the University of Pennsylvania.

  Mr. Freeman was appointed Fund manager in January 1996, following the retirement of John C. Neff, who had managed the Fund since 1964.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the officers and directors of the Fund.

 WMC is paid a quarterly advisory fee based on an average of the Fund's month-end net assets during that quarter:

           ------------------------------------------------
           AVERAGE ASSETS MANAGED                 BASIC FEE
           ------------------------------------------------
           First $17.5 billion                     0.125%
           Over $17.5 billion                      0.100


 Beginning April 30, 1999, WMC's basic advisory fee may be adjusted based on the total return performance of the Fund as compared to that of the Standard & Poor's 500 Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 67% for the first $17.5 billion of average net assets managed during the period and by 90% for average net assets over $17.5 billion. Until this new schedule goes into effect, WMC's basic fee will follow transition rules set forth by the Securities and Exchange Commission and described in the Fund's Statement of Additional Information.

 For the fiscal year ended October 31, 1996, the total fee paid by Vanguard/Windsor Fund to its adviser was approximately $13 million, which included a base fee of more than $18 million and a decrease, based on adviser performance, of $4.42 million. (These fees were calculated under WMC's former advisory agreement with Vanguard/Windsor Fund, which was replaced on June 1, 1996.)

 The current fee agreement with WMC authorizes it to choose brokers and dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

 The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser as either a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.


GENERAL INFORMATION

Vanguard/Windsor Fund is one of two Funds of Vanguard/Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor II (which is open to all investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

  Shareholders of Vanguard/Windsor Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

At this time, shares of Vanguard/Windsor Fund are not being offered or sold to new investors. As a result, many of the services described on the following pages are for current shareholders only. Current shareholders may make additional investments, but the total amount made during a calendar year may not exceed $25,000.

  The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Windsor Fund shareholder. Booklets providing detailed information are available on the services marked with a [Book Icon]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS                        Automatically set up for this Fund
(SALES AND EXCHANGES)                        unless you notify us otherwise.


VANGUARD DIRECT DEPOSIT                      Automatic method for depositing
SERVICE                                      your paycheck or U.S. government
[Book Icon]                                  payment (including Social Security
                                             and government pension checks) into
                                             your account.






VANGUARD AUTOMATIC EXCHANGE                 Automatic method for moving a fixed
SERVICE                                     amount of money from one Vanguard
[Book Icon]                                 fund account to another.*




VANGUARD FUND EXPRESS                       Electronic method for buying or
[Book Icon]                                 selling shares. You can transfer
                                            money between your Vanguard fund
                                            account and an account at your
                                            bank, savings and loan, or credit
                                            union on a systematic schedule or
                                            whenever you wish.*


VANGUARD DIVIDEND EXPRESS                   Electronic method for transferring
[Book Icon]                                 dividends and/or capital gains
                                            distributions directly from your
                                            Vanguard fund account to your bank,
                                            savings and loan, or credit union
                                            account or to another Vanguard fund
                                            account.



VANGUARD BROKERAGE SERVICES
(VBS)                                       A cost-effective way to trade
[Book Icon]                                 stocks, bonds, and options on major
                                            exchanges, Nasdaq, and other
                                            domestic over-the-counter markets
                                            at reduced rates, and to buy and
                                            sell shares of non-Vanguard mutual
                                            funds. Call VBS (1-800-992-8327)
                                            for additional information and the
                                            appropriate forms.



*Can be used to "dollar-cost average" [Book Icon] or to contribute to an IRA or other retirement plan.

Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Currently, shares of Vanguard/Windsor Fund are not being offered or sold to new investors; however, the following accounts may be established through a transfer of Windsor Fund shares. Call Client Services for more information.

  FOR ONE OR MORE PEOPLE                     To open an account in the name of
  [Book Icon]                                one (individual) or more (joint
                                             tenants) people. $3,000 minimum
                                             initial investment.


  FOR A MINOR CHILD                          To open an account as an UGMA/UTMA
  [Book Icon]                               (Uniform Gifts/Transfers to Minors
                                             Act). Age of majority and other
                                             requirements are set by state law.
                                             $1,000 minimum initial investment.

  FOR HOLDING TRUST ASSETS                   To invest assets held in an
  [Book Icon]                                existing trust. $3,000 minimum
                                             initial investment.

  FOR THIRD-PARTY TRUSTEE                    To open an account as a retirement
  RETIREMENT INVESTMENTS                     trust or plan based on an existing
  (Vanguard is not the custodian             corporate or institutional plan.
  or trustee.)                               These accounts are established by
                                             the custodian or trustee of the
                                             existing plan.

  FOR AN ORGANIZATION                        To open an account as a
                                             corporation, partnership, or other
                                             entity. These accounts may require
                                             a corporate resolution or other
                                             documents to name the individuals
                                             authorized to act. $3,000 minimum
                                             initial investment.

RETIREMENT

FOR AN INDIVIDUAL RETIREMENT                 To open a retirement account in the
ACCOUNT (IRA)                                name of an individual. IRAs can be
(Vanguard Fiduciary Trust                    established with a contribution, a
Company is the custodian.)                   direct roll-over from an
                                             employer's plan, such as a 401(k),
                                             or an asset transfer or rollover
                                             from another financial institution,
                                             such as a bank or mutual fund
                                             company. $1,000 minimum initial
                                             investment.


FOR A SIMPLIFIED EMPLOYEE                    To open a retirement account in the
PENSION PLAN ACCOUNT (SEP-IRA)               name of an employee. SEPs allow
(Vanguard Fiduciary Trust                    employers to make deductible
Company is the custodian.)                   contributions directly to IRAs
                                             established by their employees. A
                                             SEP can be established by people
                                             who are self-employed,
                                             small-business owners,
                                             partnerships, or corporations.

FOR A QUALIFIED RETIREMENT                   To open a retirement account that
PROGRAM ACCOUNT                              allows small-business owners or
(Vanguard Fiduciary Trust                    people who are self-employed to
Company can be the trustee.)                 make tax-deductible retirement
                                             contributions for themselves and
                                             their employees into Profit-Sharing
                                             and Money Purchase Pension (Keogh)
                                             plans.


Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

FOR A 403(b)(7) CUSTODIAL ACCOUNT      To open a retirement account that allows
(Vanguard Fiduciary Trust              employees of tax-exempt institutions
Company is the custodian.)             (for example, schools or hospitals) to
                                       make pre-tax retirement contributions.

DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

  REINVESTMENT                          Dividends and capital gains are
                                        automatically reinvested in additional
                                        shares of the Fund unless you request a
                                        different distribution method.



  DIVIDENDS IN CASH                     Dividends are paid by check and
                                        mailed to your account's address of
                                        record, and capital gains are reinvested in additional shares of the Fund.



  DIVIDENDS AND CAPITAL GAINS           Both dividends and capital gains are
  IN CASH                               paid by check and mailed to your
                                        account's address of record.


  To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."


BUYING SHARES

At this time, shares of Vanguard/Windsor Fund are not being offered or sold to new investors. Current shareholders may make additional investments, but the total amount made during a calendar year may not exceed $25,000.

   You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                   ADD TO AN EXISTING ACCOUNT


 MINIMUM INVESTMENT                $100 by mail or exchange; $1,000 by wire.

 BY MAIL                           Mail your check with an Invest-By-Mail form
 [Envelope Icon]                   detached from your confirmation statement to
 FIRST-CLASS mail to:              the address listed on the form.
 The Vanguard Group
 P.O. Box 2600                     Make your check payable to: The Vanguard
 Valley Forge, PA 19482            Group-22

                                   All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

 EXPRESS or REGISTERED mail to:
 The Vanguard Group
 455 Devon Park Drive
 Wayne, PA 19087


  IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

                                        ADD TO AN EXISTING ACCOUNT

BY TELEPHONE                            Call Vanguard Tele-Account* 24 hours a
[Telephone Icon]                        day--or Client Services during business
1-800-662-6273                          hours--to exchange from another Vanguard
Vanguard Tele-Account(R)                fund account with the same registration
                                        (name, address, taxpayer I.D., and
                                        account type).


1-800-662-2739                          Use Vanguard Fund Express (see "Services
Client Services                         and Account Features") to transfer
                                        assets from your bank account. Call
                                        Client Services before your first use to verify that this option is in place.

                                        *You must obtain a Personal
                                        Identification Number through
                                        Tele-Account at least seven days before
                                        you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                                 Call Client Services to arrange your
[Wire Icon]                             wire transaction.
Wire to:
CoreStates Bank, N.A.                   Wire transactions are not available for
ABA 031000011                           retirement accounts.
CoreStates No 01019897
[Temporary Account Number]
Vanguard/Windsor Fund
[Account Registration]
Attention: Vanguard




AUTOMATICALLY                           Vanguard offers a variety of ways that
[Automatic Icon]                        you can add to your account
                                        automatically. See "Services and Account
                                        Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, your redemption proceeds will not be paid to you until payment for your purchase is collected, which may take up to ten calendar days.

NOTE: If you buy Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

REDEEMING SHARES

  IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

  To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

 -       Fund name.

 -       10-digit account number.

 -       Name and address exactly as registered on that account.

 - Social Security or Employer Identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:


 -       Fund name and account number.

 -       Amount of the transaction (in dollars or shares).

 -       Signatures of all owners exactly as registered on the account.

 -       Signature guarantees (if required).

 -       Any supporting legal documentation that may be required.

 -       Any certificates you are holding for the account.

  Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

  The Fund reserves the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

  Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.

Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.

   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR
EXCHANGING SHARES                  ACCOUNT TYPE
BY TELEPHONE                       ALL TYPES EXCEPT RETIREMENT:
[Telephone Icon]                   Call Vanguard Tele-Account* 24 hours a day--or
1-800-662-6273                     Client Services during business hours--to sell
Vanguard Tele-Account              or exchange shares. You can exchange shares
1-800-662-2739                     from this Fund to open an account in another
Client Services                    Vanguard fund or to add to an existing Vanguard
                                   fund account with an identical registration.

                                   RETIREMENT:
                                   You can exchange--but not sell--shares by calling
                                   Tele-Account or Client Services.


                                   *You must obtain a Personal Identification Number
                                   through Tele-Account at least seven days before you
                                   request your first redemption.

 BY MAIL                           ALL TYPES EXCEPT RETIREMENT:
 [Envelope Icon]                   Send a letter of instruction signed by all
 FIRST-CLASS mail to:              registered account holders. Include the fund
 The Vanguard Group                name and account number and (if you are
 Vanguard/Windsor Fund             selling) a dollar amount or number of shares OR
 P.O. Box 1120                     (if you are exchanging) the name of the fund
 Valley Forge, PA 19482            you want to exchange into and a dollar amount
 EXPRESS OR REGISTERED mail to:    or number of shares.
 The Vanguard Group
 Vanguard/Windsor Fund             RETIREMENT:
 455 Devon Park Drive              For information on how to request distributions from . .
 Wayne, PA 19087                   - IRAs, call Client Services.
                                   - SEP-IRAs, 403(b)(7) custodial accounts, and
                                     Profit-Sharing and Money Purchase Pension
                                     (Keogh) Plans, call Individual Retirement
                                     Services at 1-800-662-2003.
                                   Depending on your account registration type,
                                   additional documentation may be required.

 AUTOMATICALLY                     ALL TYPES EXCEPT RETIREMENT:
 [Automatic Icon]                  Vanguard offers several ways to sell or
                                   exchange shares automatically (see "Services
                                   and Account Features"). Call Investor
                                   Information for the appropriate booklet and
                                   application if you did not elect a feature when
                                   you opened your account.

Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

  Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

Fund and Account Updates

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Windsor Fund account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

  CONFIRMATION STATEMENT         Sent each time you buy, sell, or
                                 exchange shares; confirms the date and the amount of your transaction.

  PORTFOLIO SUMMARY              Mailed quarterly; shows the market
                                 value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

  FUND FINANCIAL REPORTS         Mailed in June and December for this Fund.

  TAX STATEMENTS                 Generally mailed in January; report
                                 previous year's dividend distributions,
                                 proceeds from the sale of shares, and
                                 distributions from IRAs or other retirement accounts.

  AVERAGE COST STATEMENT         Issued quarterly for taxable
  [Book Icon]                    accounts (accompanies your Portfolio Summary);
                                 shows the average cost of shares that you redeemed during the previous quarter, using the average cost single category method.

Investor Information  1-800-662-7447             Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT                 Toll-free access to Vanguard fund and
1-800-662-6273                        account information--as well as some
Any time, seven days a                transactions--through any TouchTone(TM)
week, from anywhere in                telephone. Tele-Account provides total
the continental United                return, share price, price change, and
States and Canada.                    yield quotations for all Vanguard funds;
[Book Icon]                           gives your account balances and history
                                      (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.


COMPUTER ACCESS

VANGUARD ONLINE(sm)                   Use your personal computer to learn more
Keyword: Vanguard                     about Vanguard funds and services; keep
                                      in touch with your Vanguard accounts;
                                      map out a long-term investment strategy;
                                      and ask questions, make suggestions, and send messages to Vanguard. Vanguard
                                      Online is offered through America
                                      Online(R) (AOL). To establish an AOL
                                      account, call 1-800-238-6336.


VANGUARD ON THE                       Use your personal computer to visit
WORLD WIDE WEB                        Vanguard's education- oriented website,
http://www.vanguard.com               which provides timely news and infor-
                                      mation about Vanguard funds and
                                      services; an on-line "university" that
                                      offers a variety of mutual fund classes;
                                      and easy-to-use, interactive tools to
                                      help you create your own investment and
                                      retirement strategies.


SHARES OF THE FUND MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE FUND'S SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE FUND INTENDS TO MAINTAIN SUCH REGISTRATION.

Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank CDs, repurchase agreements, commercial paper, and bankers acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The possibility that events within a country such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

CURRENCY RISK
The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH AND INCOME STOCK FUND
A mutual fund that seek moderate capital appreciation and some dividend income by investing primarily in stocks.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                             [Vanguard Logo]
                                                          THE VANGUARD GROUP(R)

                                                          Post Office Box 2600
                                                          Valley Forge, PA 19482


INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335
For information on our
Funds, Fund services, and
retirement accounts;
requests for literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For information on your
account, account
transactions, account
statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on
trading stocks, bonds,
and options at reduced
commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated
access to price and
yield, information on
your account, certain
transactions

ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
On America Online(R)
Keyword: Vanguard

On the World Wide Web
http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com


(C) 1997 Vanguard Marketing
Corporation, Distributor

P022N

VANGUARD/
WINDSOR FUND

Institutional Prospectus
February 28, 1997

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 1996.

A member of THE VANGUARD GROUP

                                   [GRAPHIC]

VANGUARD/WINDSOR FUND                      A Growth and Income Stock Mutual Fund

CONTENTS

Fund Expenses                                  2

Financial Highlights                           3

A Word About Risk                              4

The Fund's Objective                           4

Who Should Invest                              4

Investment Strategies                          5

Investment Policies                            7

Investment Limitations                         8

Investment
Performance                                    9

Share Price                                    9

Dividends, Capital
Gains, and Taxes                              10

The Fund and
Vanguard                                      10

Investment Adviser                            11

General Information                           12

Investing
with Vanguard

-  For Plan Participants                      13

-  For Other
   Institutional Investors                    13

Accessing Fund
Information
By Computer                                   14

Prospectus Postscript                         15

Risk Quiz                                     16

Glossary                                      Inside Back Cover


INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Windsor Fund (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

   The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered to be undervalued by the Fund's adviser and out of favor with investors. The Fund's secondary objective is to provide some dividend income.

   The Fund is currently closed to new investors. Existing shareholders may purchase additional Fund shares, but may not invest more than $25,000 each year.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

Vanguard/Windsor Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated February 28, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of Vanguard/Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                               Vanguard/Windsor Fund


WHO SHOULD INVEST (page 4)

- Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term -- at least five years.


WHO SHOULD NOT INVEST

-  Investors unwilling to accept significant  fluctuations in share price.


RISKS OF THE FUND (pages 4 - 8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the types of stock that the Fund invests in -- attractively priced or "value" stocks -- will trail returns from the overall stock market). Because the Fund can invest a portion of its assets in companies based outside the United States, it is exposed to several risks unique to foreign securities; see page 7 for details.


DIVIDENDS AND CAPITAL GAINS (page 10)

Dividends are paid in June and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.


INVESTMENT ADVISER (page 11)

Wellington Management Company, LLP, Boston, MA.


INCEPTION DATE: October 23, 1958


NET ASSETS AS OF 10/31/96: $15.8 billion


FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 10/31/96: 0.31%


NEWSPAPER ABBREVIATION: Wndsr


VANGUARD FUND NUMBER: 022


AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED OCTOBER 31, 1996

                         1 YEAR   5 YEARS   10 YEARS
                         ---------------------------
Vanguard/Windsor Fund     23.2%     16.7%     13.4%
S&P 500 Index             24.1      15.5      14.7



QUARTERLY RETURNS (%) 1987 - 1996 (intended to show volatility of returns)


                                     [GRAPH]

                              [PLOT POINTS TO COME]


In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks were high during the periods shown relative to longer-term historical averages. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes a taxable investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor Fund's expense ratio in fiscal year 1996 was 0.31%, or $3.10 per $1,000 of average net assets. The average growth and income equity fund had expenses in 1996 of 1.23%, or $12.30 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended October 31, 1996.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                    0.18%
Investment Advisory Expenses:                              0.10%
12b-1 Marketing Fees:                                       None
Other Expenses
   Marketing and Distribution Costs:                0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):  0.01%
                                                    ----
Total Other Expenses:                                      0.03%
                                                           ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):               0.31%
                                                           ====

   The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

------------------------------------------------------------------------
          1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------
            $3          $10          $17          $39
------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended October 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by contacting Vanguard.

---------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                             ----------------------------------------------------------------------------------------------------
                              1996     1995      1994        1993       1992        1991       1990        1989        1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  15.55  $  14.55  $  14.95   $  12.37    $  12.79    $   9.72   $  15.17    $  14.13    $  14.22
                          -------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income         .43       .44       .44        .37         .49         .58        .74         .71         .66
 Net Realized and
  Unrealized Gain (Loss)
  on Investments              2.85      1.86       .42       2.98         .50        3.55      (4.59)       1.51        2.33
                          -------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                 3.28      2.30       .86       3.35         .99        4.13      (3.85)       2.22        2.99
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income           (.46)     (.44)     (.37)      (.39)       (.57)       (.74)      (.75)       (.63)       (.87)
 Distributions from
  Realized Capital Gains     (1.38)     (.86)     (.89)      (.38)       (.84)       (.32)      (.85)       (.55)      (2.21)
                          -------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS        (1.84)    (1.30)    (1.26)      (.77)      (1.41)      (1.06)     (1.60)      (1.18)      (3.08)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD            $  16.99  $  15.55  $  14.55   $  14.95    $  12.37    $  12.79   $   9.72    $  15.17    $  14.13
=================================================================================================================================
TOTAL RETURN                 23.16%    17.80%     6.35%     28.29%       9.30%      44.69%    -27.93%      17.05%      27.01%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $ 15,841  $ 13,008  $ 11,406   $ 10,537    $  8,250    $  7,859   $  5,841    $  8,313    $  5,920
Ratio of Expenses to
 Average Net Assets           0.31%     0.45%     0.45%      0.40%       0.26%       0.30%      0.37%       0.41%       0.46%
Ratio of Net Investment
 Income to Average
 Net Assets                   2.75%     3.01%     3.11%      2.68%       3.89%       4.84%      5.82%       5.07%       5.08%
Portfolio Turnover Rate         34%       32%       34%        25%         32%         36%        21%         34%         24%
Average Commission
 Rate Paid                $ 0.0579       N/A       N/A        N/A         N/A         N/A        N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------

                      YEAR ENDED OCTOBER 31,
                      ----------------------
                              1987
                           -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $  13.85

INVESTMENT OPERATIONS
 Net Investment Income          .78
 Net Realized and
  Unrealized Gain (Loss)
  on Investments               (.11)
                           -----------------
  TOTAL FROM INVESTMENT
   OPERATIONS                   .67
--------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income            (.30)
 Distributions from
  Realized Capital Gains         --
                           -----------------
  TOTAL DISTRIBUTIONS          (.30)
--------------------------------------------
NET ASSET VALUE,
 END OF PERIOD             $  14.22
============================================
TOTAL RETURN                   4.62%
============================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)         $  4,848
Ratio of Expenses to
 Average Net Assets            0.43%
Ratio of Net Investment
 Income to Average
 Net Assets                    4.86%
Portfolio Turnover Rate          46%
Average Commission
 Rate Paid                      N/A


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $15.55 per share. During the year, the Fund earned $.43 per share from investment income (interest and dividends) and $2.85 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $3.28 per share, $1.84 was returned to shareholders in the form of distributions ($.46 in dividends, $1.38 in capital gains). The earnings $3.28 per share) less total distributions ($1.84 per share) resulted in a share price of $16.99 at the end of the fiscal year, an increase of $1.44 per share (from $15.55 at the beginning of the period to $16.99 at the end of the period). Assuming that the shareholder had re-invested the distributions in the purchase of more shares, the total return from the Fund was 23.16% for the year.

  As of October 31, 1996, the Fund had $15.8 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 2.75% of its average net assets. It sold and replaced securities valued at 34% of its total net assets.

                                PLAIN TALK ABOUT
                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the Fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard/Windsor Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard/Windsor Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Windsor Fund, you should also take into account your own tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.


THE FUND'S OBJECTIVE

Vanguard/Windsor Fund seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

Vanguard/Windsor Fund may be suitable for you if:

- You wish to add a growth and income mutual fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt -- investments.

- You want a value-oriented investment that seeks to provide long-term growth.

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund. If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-        The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGIES

This section explains how Vanguard/Windsor Fund's adviser pursues the objectives of long-term capital growth and some dividend income. It also explains several important risks -- market risk, objective risk, manager risk, country risk, and currency risk -- faced by investors in the Fund. Unlike the Fund's investment objectives, these investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stock and in securities that are convertible into common stock.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
       STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.

--------------------------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926 - 1996)
--------------------------------------------------------------------------------
                    1 YEAR        5 YEARS    10 YEARS    20 YEARS
--------------------------------------------------------------------------------
Best                   53.9%         23.9%       20.1%      16.9%
Worst                - 43.3        - 12.5       - 0.9        3.1

Average                12.7          10.4        10.8       10.8
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT
                              PRICE/EARNINGS RATIOS

A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations can sometimes prove incorrect, and that there is no "ideal" P/E ratio.


                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 40% or more of their assets invested in the stocks of just ten companies.


   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a - 12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

   Finally, because Vanguard/Windsor Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT
       RETURNS FROM THE TYPE OF STOCK THAT THE FUND INVESTS IN -- ATTRACTIVELY PRICED OR "VALUE" STOCKS -- WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DIFFERENT TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, selects what it considers to be undervalued securities of large- and mid-capitalization companies. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

   A stock's value is the key element in WMC's selection process. WMC considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. WMC then selects the stock if it has strong prospects for capital appreciation, but is currently trading at a price that is lower than what is expected of a stock with such potential. WMC sets a price that it feels more accurately reflects the stock's overall worth and, when the stock reaches that predetermined price, it will be sold. This strategy is known as "buying into weakness and selling into strength."

   The Fund's top ten holdings (which amounted to 38% of the Fund's total net assets) as of October 31, 1996, follow.

    1. Chrysler Corp.
    2. Citicorp
    3. Seagate Technology
    4. Ford Motor Co.
    5. Burlington Resources, Inc.
    6. Georgia-Pacific Corp.
    7. USX-Marathon Group
    8. Compaq Computer Corp.
    9. Golden West Financial Corp.
   10. Reynolds Metals Co.

   Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time. Note, too, that the Fund's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock could hurt the Fund.

   The Fund is run by WMC according to traditional methods of active investment management, which means securities are bought and sold according to WMC's judgments about companies and their financial prospects, and about the stock market and the economy in general.

[ FLAG ] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT WMC MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 32%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.

   The Fund may invest as much as 20% of its assets in securities of companies based outside the United States and may engage in currency transactions. These securities can be traded in either U.S. or foreign markets.

[ FLAG ] THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY. CURRENCY RISK IS THE POSSIBILITY THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

   The Fund may invest in money market instruments, fixed-income securities, convertible securities and other equity securities,

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for actively managed funds investing in common stocks is 78%.

                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Statement of Additional Information.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.



such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

   The Fund may also invest in derivatives.


[ FLAG ] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

   Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--5%--may be applied to futures contract deposits, and no more than 20% of total assets may be committed to such contracts.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

-        To make it easier to trade.

- To reduce costs by buying futures instead of actual stocks when futures are cheaper.

   The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. No more than 35% of the Fund's assets may be invested in short-term fixed-income securities for purposes other than taking a temporary defensive position.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

-        Invest more than 25% of its assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares. With respect to 75% of its assets, the Fund will not:

-        Invest more than 5% in the securities of any one company.

-        Buy more than 10% of the outstanding voting shares of any company.

   The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

INVESTMENT PERFORMANCE

Vanguard/Windsor Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance, both domestic and foreign, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                         1 YEAR    3 YEARS   5 YEARS   10 YEARS  20 YEARS  25 YEARS
VANGUARD/WINDSOR FUND     23.2%     15.6%     16.7%      13.4%     16.7%     15.0%
S&P 500                   24.1%     17.7%     15.5%      14.7%     14.5%     12.7%

--------------------------------------------------------------------------------

   The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

The Fund's share price, also called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                             TOTAL ASSETS  -  LIABILITIES
   NET ASSET VALUE  =        ----------------------------
                             NUMBER OF SHARES OUTSTANDING

   The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of a fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSR.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Fund distributes to its shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December.

   If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

   If your Vanguard/Windsor Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your own tax adviser about other tax consequences of an investment in the Fund.

THE FUND AND VANGUARD

Vanguard/Windsor Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the officers and directors of the Fund.

   WMC is paid a quarterly advisory fee based on an average of the Fund's month-end net assets during that quarter:

               ---------------------------------------
               AVERAGE ASSETS MANAGED        BASIC FEE
               ---------------------------------------
               First $17.5 billion             0.125%
               Over $17.5 billion              0.100
               ---------------------------------------

   Beginning April 30, 1999, WMC's basic advisory fee may be adjusted based on the total return performance of the Fund as compared to that of the Standard & Poor's 500 Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 67% for the first $17.5 billion of average net assets managed during the period and by 90% for average net assets over $17.5 billion. Until this new schedule goes into effect, WMC's basic fee will follow transition rules set forth by the Securities and Exchange Commission and described in the Fund's Statement of Additional Information.

   For the fiscal year ended October 31, 1996, the total fee paid by Vanguard/Windsor Fund to its adviser was approximately $13 million, which included a base fee of more than $18 million and a decrease, based on adviser performance, of $4.42 million. (These fees were calculated under WMC's former advisory agreement with Vanguard/Windsor Fund, which was replaced on June 1, 1996.)

   The current fee agreement with WMC authorizes it to choose brokers and dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser as either a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Wellington Management Company, LLP, is an investment counseling firm that was founded in 1931; it currently manages more than $130 billion in assets. The manager responsible for WMC's strategy for Vanguard/Windsor Fund is:

   CHARLES T. FREEMAN, Senior Vice President and Partner of WMC; 30 years investment experience, 28 years with WMC and Vanguard/Windsor Fund; B.S. and M.B.A. from the University of Pennsylvania.

   Mr. Freeman was appointed Fund manager in January 1996, following the retirement of John C. Neff, who had managed the Fund since 1964.

GENERAL INFORMATION

Vanguard/Windsor Fund is one of two Funds of Vanguard/ Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor II (which is open to all investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

   Shareholders of Vanguard/Windsor Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Windsor Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

    Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

AT THIS TIME, SHARES OF VANGUARD/WINDSOR FUND ARE NOT BEING OFFERED OR SOLD TO NEW INVESTORS. Current shareholders may make additional investments, but the total amount of purchases during a calendar year may not exceed $25,000.

    If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before 4 p.m. Eastern time.

   Vanguard must consider the interests of all Fund shareholders and so reserves the right to . . .


- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-  Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ONLINE(sm)                Use your personal computer to learn more
KEYWORD: Vanguard                  about Vanguard funds and services; map out a
                                   long-term investment strategy; and ask
                                   questions, make suggestions, and send
                                   messages to Vanguard. Vanguard Online is offered through America Online(R) (AOL). To establish an AOL account, call
                                   1-800-238-6336.

VANGUARD ON THE                    Use your personal computer to visit
WORLD WIDE WEB                     Vanguard's education-oriented website, which
http://www.vanguard.com            provides timely news and information about
                                   Vanguard funds and services; an on-line
                                   "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



SHARES OF THE FUND MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE FUND'S SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE FUND INTENDS TO MAINTAIN SUCH REGISTRATION.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Windsor Fund, including its investment objective, risks, strategies, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

   / /    The Fund's objective? (page 4)

   / /    The Fund's investment strategies? (page 5)

   / /    Who should invest in the Fund? (page 4)

   / /    The risks associated with the Fund? (pages 4-8)

   / /    Whether the Fund is federally insured? (inside front cover)

   / /    The Fund's expenses? (page 2)

   / /    The background of the Fund's investment manager? (page 11)


                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Windsor Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.

                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: if you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

    1.  Less than a year
    2.  1-2 years
    3.  3-4 years
    4.  5-9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

    1.  I strong disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank CDs, repurchase agreements, commercial paper, and bankers acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events within a country such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH AND INCOME STOCK FUND

A mutual fund that seek moderate capital appreciation and some dividend income by investing primarily in stocks.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[TALL SHIP GRAPHIC]

THE VANGUARD GROUP(R)

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482


FOR PARTICIPANTS IN EMPLOYER-SPONSORED PLANS

PARTICIPANT SERVICES DEPARTMENT

1-800-523-1188

TEXT TELEPHONE:

1-800-523-8004

For information on the Vanguard Funds in your plan, Monday through Friday 8:30 a.m. to 7:00 p.m., Eastern time


FOR OTHER INSTITUTIONAL INVESTORS

1-800-523-1036
For information on Vanguard Funds and services


ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND EDUCATION AND INFORMATION CENTER

On America Online(R) Keyword: Vanguard

On the World Wide Web
http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com



(C) 1997 Vanguard Marketing Corporation, Distributor

I022N

                                       VANGUARD/
                                       WINDSOR II

                                       Prospectus
                                       February 28, 1997





----------------
This prospectus contains
financial data for the Fund
through the fiscal year ended
October 31, 1996.





                                  A member of
                               THE VANGUARD GROUP

Vanguard/Windsor II

CONTENTS
Fund Expenses            2

Financial Highlights     3

A Word About Risk        4

The Fund's Objectives    4

Who Should Invest        4

Investment Strategies    5

Investment Policies      7

Investment Limitations   8

Investment
Performance              8

Share Price              9

Dividends, Capital
Gains, and Taxes         9

The Fund and
Vanguard                 10

Investment Advisers      10

General Information      12

Investing with
Vanguard                 13

Services and
Account Features         13

Types of Accounts        14

Distribution Options     15

Buying Shares            15

Redeeming Shares         17

Fund and Account
Updates                  19

Glossary  Inside Back Cover

                                           A Growth and Income Stock Mutual Fund

INVESTMENT OBJECTIVES AND POLICIES
Vanguard/Windsor II (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

   The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered by the Fund's advisers to be undervalued and out of favor with investors. The Fund's secondary objective is to provide some dividend income.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES
Vanguard/Windsor II is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the Fund's expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND
A Statement of Additional Information (dated February 28, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objectives, risks, and strategies of Vanguard/Windsor II. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

WHO SHOULD INVEST (page 4)
- Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of capital over the long term -- at least five years.

-  Investors seeking some dividend income.

WHO SHOULD NOT INVEST
-  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (pages 4 - 8)
The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the type of stocks that the Fund invests in -- attractively priced or "value" stocks -- will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 9)
Dividends are paid in June and December. Capital gains, if any, are paid in December.

INVESTMENT ADVISERS (page 10)
Vanguard/Windsor II follows a multi-adviser approach:

-  Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, TX.

                                                             Vanguard/Windsor II

-  Equinox Capital Management, Inc., New York City, NY.

-  Tukman Capital Management, Inc., Larkspur, CA.

-  Vanguard Core Management Group, Valley Forge, PA.

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

INCEPTION DATE: June 24, 1985

NET ASSETS AS OF 10/31/96: $14.8 billion

FUND'S EXPENSE RATIO FOR THE YEAR ENDED 10/31/96: 0.39%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

NEWSPAPER ABBREVIATION: Wnds II

VANGUARD FUND NUMBER: 073

ACCOUNT FEATURES (page 13)

-  Telephone Redemption

-  Vanguard Direct Deposit Service(sm)

-  Vanguard Automatic Exchange Service(sm)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(sm)

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED OCTOBER 31, 1996

                              1 YEAR    5 YEARS    10 YEARS
                              -----------------------------
Vanguard/Windsor II           27.2%     16.6%      13.9%
S&P 500 Index                 24.1      15.5       14.7

QUARTERLY RETURNS (%) 1987 - 1996 (intended to show volatility of returns)

[BAR GRAPH]

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks were high during the periods shown relative to longer-term historical averages. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes a taxable investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor II's expense ratio in fiscal year 1996 was 0.39%, or $3.90 per $1,000 of average net assets. The average growth and income equity fund had expenses in 1996 of 1.23%, or $12.30 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

 As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

 The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended October 31, 1996.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                          0.22%
Investment Advisory Expenses:                                    0.14%
12b-1 Marketing Fees:                                            None
Other Expenses
 Marketing and Distribution Costs:                       0.02%
 Miscellaneous Expenses (e.g., Taxes, Auditing):         0.01%
                                                         ----
Total Other Expenses:                                            0.03%
                                                                 ----
 TOTAL OPERATING EXPENSES (EXPENSE RATIO):                       0.39%
                                                                 ====

 The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

           1 YEAR      3 YEARS      5 YEARS     10 YEARS
           ------      -------      -------     --------
             $4          $13          $22          $49

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended October 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                                                      YEAR ENDED OCTOBER 31,
                             1996      1995      1994      1993       1992      1991      1990      1989      1988      1987
                             ----      ----      ----      ----       ----      ----      ----      ----      ----      ----
NET ASSET VALUE,
 BEGINNING OF PERIOD         $20.06    $17.33    $17.98    $15.75     $15.07    $11.91    $15.81    $13.23    $12.41    $12.48
                           ----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income          .62       .58       .55       .50        .56       .62       .67       .73       .60       .52
 Net Realized and
  Unrealized Gain (Loss)
  on Investments               4.63      3.17      (.19)     2.47       1.17      3.55     (3.22)     2.42      1.63      (.39)
                           ----------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                  5.25      3.75       .36      2.97       1.73      4.17     (2.55)     3.15      2.23       .13
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income            (.58)     (.55)     (.51)     (.52)      (.61)     (.73)     (.74)     (.57)     (.61)     (.20)
 Distributions from
  Realized Capital Gains       (.69)     (.47)     (.50)     (.22)      (.44)     (.28)     (.61)       --      (.80)       --
                           ----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS         (1.27)    (1.02)    (1.01)     (.74)     (1.05)    (1.01)    (1.35)     (.57)    (1.41)     (.20)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD               $24.04    $20.06    $17.33    $17.98     $15.75    $15.07    $11.91    $15.81    $13.23    $12.41
===============================================================================================================================
TOTAL RETURN                  27.17%    23.08%     2.22%    19.51%     12.50%    36.61%  - 17.48%    24.68%    20.54%      .90%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)          $14,758   $10,272    $8,246    $7,486     $4,878    $3,298    $2,087    $2,162    $1,485    $1,323
Ratio of Expenses to
 Average Net Assets            0.39%     0.40%     0.39%     0.39%      0.41%     0.48%     0.52%     0.53%     0.58%     0.49%
Ratio of Net Investment
 Income to Average
 Net Assets                    2.92%     3.27%     3.26%     3.11%      3.72%     4.51%     4.93%     5.29%     4.94%     4.11%
Portfolio Turnover Rate          32%       30%       24%       26%        23%       41%       20%       22%       25%       46%
Average Commission
 Rate Paid                   $0.483       N/A       N/A       N/A        N/A       N/A        N/A      N/A       N/A       N/A

 From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $20.06 per share. During the year, the Fund earned $.62 per share from investment income (interest and dividends) and $4.63 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $5.25 per share, $1.27 was returned to shareholders in the form of distributions ($.58 in dividends, $.69 in capital gains). The earnings ($5.25 per share) less total distributions ($1.27 per share) resulted in a share price of $24.04 at the end of the fiscal year, an increase of $3.98 per share (from $20.06 at the beginning of the period to $24.04 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 27.17% for the year.

  As of October 31, 1996, the Fund had $14.8 billion in net assets; an expense ratio of 0.39% ($3.90 per $1,000 of net assets); and net investment income amounting to 2.92% of its average net assets. It sold and replaced securities valued at 32% of its total net assets.

                                PLAIN TALK ABOUT
                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the Fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard/Windsor II is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

A WORD ABOUT RISK

This prospectus discusses the risks that you will face as an investor in Vanguard/Windsor II. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Windsor II, you should also take into account your own tolerance for the daily fluctuations of the stock market.

 Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.

THE FUND'S OBJECTIVES

Vanguard/Windsor II seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.


[FLAG]
      BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

Vanguard/Windsor II may be suitable for you if:
- You wish to add a growth and income stock mutual fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt -- investments.

- You want a value-oriented investment that seeks to provide long-term growth as well as some dividend income.

 This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and the other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-  The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how Vanguard/Windsor II's advisers pursue the objectives of long-term capital growth and some dividend income. It also explains three important risks -- market risk, objective risk, and manager risk -- faced by investors in the Fund. Unlike the Fund's investment objectives, these investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stock.


[FLAG]
      THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to lessen over the long term.

-----------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926 - 1996)
-----------------------------------------------------------------
                     1 YEAR       5 YEARS    10 YEARS    20 YEARS
-----------------------------------------------------------------
Best                   53.9%         23.9%       20.1%     16.9%
Worst                - 43.3        - 12.5       - 0.9       3.1
Average                12.7          10.4        10.8      10.8
-----------------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a - 12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

                                PLAIN TALK ABOUT
                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT
                              PRICE/EARNINGS RATIOS

A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations sometimes prove incorrect, and that there is no "ideal" P/E ratio.

 Finally, because Vanguard/Windsor II does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG]
      THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT THE RETURNS FROM THE TYPES OF STOCKS THAT THE FUND INVESTS IN -- ATTRACTIVELY PRICED OR "VALUE" STOCKS -- WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DIFFERENT TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
Vanguard/Windsor II employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund.

 Each adviser is responsible for a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30-days notice, in writing.

 The four investment advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.

 While the advisers use different processes to select securities for their portfolios, all four are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

 Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), which is responsible for about 72% of the Fund's assets, uses traditional methods of stock selection -- research and analysis -- to identify undervalued securities. A security will be sold when, in BHM&S's opinion, its share price accurately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of BHM&S's portfolio is devoted to a single industry.

 Like BHM&S, Tukman Capital Management, Inc. (Tukman), which manages about 10% of the Fund's assets, uses traditional research methods to select undervalued securities. Tukman typically buys stocks of financially sound companies in growing business sectors only and holds them for three to five years.

 Equinox Capital Management, Inc. (Equinox), which manages about 10% of the Fund's assets, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like BHM&S, it avoids large concentrations in a single industry.

 Vanguard Core Management Group, which is responsible for about 8% of the Fund's assets, selects stocks from a "universe" of about 550 companies. Vanguard Core Management Group evaluates the stocks using several fundamental factors, such as a stock's price in relation to its projected growth rate. All of the stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of undervalued large- and mid-cap stocks.

 The top ten holdings (which amounted to 27% of the Fund's total net assets) as of October 31, 1996, follow.

    1. The Chase Manhattan Corp.
    2. Philip Morris Cos., Inc.
    3. Allstate Corp.
    4. International Business Machines Corp.
    5. Exxon Corp.
    6. Travelers Group, Inc.
    7. Texaco, Inc.
    8. PNC Bank Corp.
    9. BankAmerica Corp.
   10. First Chicago NBD Corp.

 Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[FLAG]
      THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT ONE OR MORE OF THE FUND'S ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 30%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.

[FLAG]
      THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

 Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets -- 5% --

                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 40% or more of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed funds investing in common stocks is 78%.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

may be applied to futures contracts deposits and no more than 20% of total assets may be committed to such contracts.

 The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

-  To make it easier to trade.

- To reduce costs by buying futures instead of actual stocks when futures are cheaper.

 The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:
-  Invest more than 25% of its assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares.

   With respect to 75% of its assets, the Fund will not:
-  Invest more than 5% in the securities of any one company.

-  Buy more than 10% of the outstanding voting shares of any company.

   The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

Vanguard/Windsor II invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996

                         1 Year         3 Years        5 Years        10 Years
                         ------         -------        -------        --------

VANGUARD/WINDOSR II      27.2%          17.0%          16.6%          13.9%
S&P 500 INDEX            24.1%          17.7%          15.5%          14.7%

 The results shown on page 8 represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.

 In weighing these performance figures, note that the Fund has been in operation since June 24, 1985. BHM&S has been adviser for the majority of Fund assets from the Fund's inception. Equinox, Tukman, and Vanguard Core Management Group were added as advisers on November 1, 1991.


SHARE PRICE

The Fund's share price, also called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                             TOTAL ASSETS - LIABILITIES
   NET ASSET VALUE  = ----------------------------------------------
                            NUMBER OF SHARES OUTSTANDING

 The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

 The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is WNDS II.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Fund distributes to its shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. Your distributions of income and capital gains will be automatically invested in more shares of the Fund, unless you elect to receive these distributions in cash. In either case, distributions of dividends and capital gains that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

 - The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

 - If you sell or exchange your shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

 - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

 The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred retirement account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

THE FUND AND VANGUARD

 Vanguard/Windsor II is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

 A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISERS

 The Fund employs four investment advisers. Each manages its percentage of the Fund's assets subject to the control of the officers and directors of the Fund.

 Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, is an investment advisory firm founded in 1979. It currently manages approximately $19 billion in stock and bond portfolios.

 BHM&S is paid a quarterly advisory fee that is based on the average month-end Fund assets it manages:

          ------------------------------------------------
          AVERAGE ASSETS MANAGED           FEE (ANNUALIZED)
          ------------------------------------------------
          First $200 million                        0.300%
          Next $300 million                         0.200
          Next $500 million                         0.150
          Assets over $1 billion                    0.125
          ------------------------------------------------

   BHM&S's advisory fee may be adjusted based on the total return performance of its portion of the Fund as compared to that of the Standard & Poor's/BARRA Value Index, a benchmark of stocks from the S&P 500 Index with lower than average price/book, and price/earnings ratios. Under the fee schedule, BHM&S's basic fee may be increased or decreased by as much as 25%.

   Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York City, NY 10022, is a professional investment advisory firm founded in 1989. It currently manages approximately $7.5 billion in assets.

   Equinox is paid a quarterly advisory fee based on the average month-end assets of its portion of Windsor II:

          ------------------------------------------------
           AVERAGE ASSETS MANAGED          FEE (ANNUALIZED)
          ------------------------------------------------
           First $400 million                       0.200%
           Next $600 million                        0.150
           Next $1 billion                          0.125
           Assets over $2 billion                   0.100
          ------------------------------------------------

   Equinox's advisory fee may be adjusted based on the total return performance of its portion of Windsor II as compared to that of the Russell 1000 Value Index. Under the fee schedule, Equinox's basic fee may be increased or decreased by as much as 50%.

   Founded in 1980, Tukman Capital Management, Inc., 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939, is an investment advisory firm that currently manages $3.8 billion in assets.

   Tukman is paid a quarterly advisory fee based on the average month-end assets of its portion of Windsor II:

          ------------------------------------------------
           AVERAGE ASSETS MANAGED          FEE (ANNUALIZED)
          ------------------------------------------------
           First $25 million                        0.40%
           Next $125 million                        0.35
           Next $350 million                        0.25
           Next $500 million                        0.20
           Assets over $1 billion                   0.15
          ------------------------------------------------

   Tukman's basic advisory fee may be adjusted based on the total return performance of its portion of Windsor II as compared to that of the S&P 500 Index. Under the fee schedule, the basic fee may be increased or decreased by as much as 50%.

   Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to several Vanguard funds, managing more than $59 billion in total assets at the end of

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

Since 1985, the manager responsible for BHM&S's portion of Vanguard/Windsor II has been JAMES P. BARROW, Partner and Vice President of BHM&S; 35 years investment experience, 17 years with BHM&S; B.S. from the University of South Carolina.

   RONALD J. ULRICH, President, Director, and founder of Equinox Capital Management (26 years investment experience; B.S. from Lehigh University, M.B.A. from New York University), has managed Equinox's portion of the Fund since 1991.

   The persons responsible for Tukman's portion of the Fund since 1991 have been MELVIN T. TUKMAN, President, Director, and founder of Tukman (27 years investment experience; A.B. from Hunter College, M.B.A. from Harvard Business School), and DANIEL L. GROSSMAN, Vice President (20 years investment experience; B.A. from Yale University, M.B.A. from Stanford Graduate School of Business).

   GEORGE U. SAUTER, a Principal of Vanguard (12 years investment experience, 10 years portion responsibility for Vanguard Core Management Group; A.B. from Dartmouth College, M.B.A. from the University of Chicago) has overseen Vanguard Core Management Group's portion of the Fund's assets since 1991.

1996. Vanguard Core Management Group provides advisory services to the Fund on an at-cost basis.

   For fiscal 1996, the total fee paid by the Fund to its advisers was $17.2 million, including a total incentive fee of $935,000 for BHM&S, Equinox, and Tukman. (BHM&S's incentive fee and Equinox's basic fee were calculated under their former fee agreements, which were replaced on April 30, 1996, and August 1, 1996, respectively.)

   The current fee agreements with the advisers authorize them to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and direct the advisers to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the advisers may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The board of directors may, without prior approval from shareholders, change the terms of the advisory agreements or hire a new investment adviser as either a replacement adviser or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.


GENERAL INFORMATION

Vanguard/Windsor II is one of two Funds of Vanguard/Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor Fund (which is not open to new investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

   Shareholders of Vanguard/Windsor II have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Windsor II shareholder. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS
(SALES AND EXCHANGES)

Automatically set up for this Fund unless you notify us otherwise.


VANGUARD DIRECT DEPOSIT
SERVICE
[BOOK]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.


VANGUARD AUTOMATIC EXCHANGE
SERVICE
[BOOK]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.*


Vanguard Fund Express
[BOOK]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*


VANGUARD DIVIDEND EXPRESS
[BOOK]

Electronic method for transferring dividends and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account or to another Vanguard fund account.




VANGUARD BROKERAGE SERVICES
(VBS)
[BOOK]

A cost-effective way to trade stocks, bonds, and options on major exchanges, Nasdaq, and other domestic over-the-counter markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.


*Can be used to "dollar-cost average" [BOOK] or to contribute to an IRA or other retirement plan.

Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE

To open an account in the To open an account in the name of one (individual) or more (joint tenants) people. $3,000 minimum initial investment.


FOR A MINOR CHILD
[BOOK]

To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to Minors Act). Age of majority and other requirements are set by state law. $1,000 minimum initial investment.


FOR HOLDING TRUST ASSETS
[BOOK]

To invest assets held in an existing trust. $3,000 minimum initial investment.


FOR THIRD-PARTY TRUSTEE
RETIREMENT INVESTMENTS
(Vanguard is not the custodian
or trustee.)

To open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the custodian or trustee of the existing plan.


FOR AN ORGANIZATION

To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR AN INDIVIDUAL RETIREMENT
ACCOUNT (IRA)
(Vanguard Fiduciary Trust
Company is the custodian.)

To open a retirement account in the name of an individual. IRAs can be established with a contribution, a direct roll-over from an employer's plan, such as a 401(k), or an asset transfer or rollover from another financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.


FOR A SIMPLIFIED EMPLOYEE
PENSION PLAN ACCOUNT (SEP-IRA)
(Vanguard Fiduciary Trust
Company is the custodian.)

To open a retirement account in the name of an employee. SEPs allow employers to make deductible contributions directly to IRAs established by their employees. A SEP can be established by people who are self-employed, small-business owners, partnerships, or corporations.



FOR A QUALIFIED RETIREMENT
PROGRAM ACCOUNT
(Vanguard Fiduciary Trust
Company can be the trustee.)

To open a retirement account that allows small-business owners or people who are self-employed to make tax-deductible retirement contributions for themselves and their employees into Profit-Sharing and Money Purchase Pension (Keogh) plans.

Investor Information  1-800-662-7447            Client Services  1-800-662-2739
                          Tele-Account  1-800-662-6273

FOR A 403(B)(7) CUSTODIAL ACCOUNT
(Vanguard Fiduciary Trust
Company is the custodian.)

To open a retirement account that allows employees of tax-exempt institutions (for example, schools or hospitals) to make pre-tax retirement contributions.

DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT

Dividends and capital gains are automatically reinvested in additional shares of the Fund unless you request a different distribution method.

DIVIDENDS IN CASH

Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Fund.

DIVIDENDS AND CAPITAL GAINS
IN CASH

Both dividends and capital gains are paid by check and mailed to your account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                   OPEN A NEW ACCOUNT                     ADD TO AN EXISTING ACCOUNT
MINIMUM INVESTMENT                 $3,000 (regular account); $1,000       $100 by mail or exchange; $1,000
                                   (IRAs and custodial accounts for       by wire.
                                   minors).

BY MAIL                            Complete and sign the applica-         Mail your check with an Invest-
[ENVELOPE]                         tion form.                             By-Mail form detached from
                                                                          your confirmation statement to
FIRST-CLASS mail to:                                                      the address listed on the form.
The Vanguard Group
P.O. Box 2600                      Make your check payable to:            Make your check payable to:
Valley Forge, PA 19482             The Vanguard Group - 73                The Vanguard Group - 73

EXPRESS or REGISTERED mail to:
The Vanguard Group                 All purchases must be made in          All purchases must be made in
455 Devon Park Drive               U.S. dollars, and checks must be       U.S. dollars, and checks must be
Wayne, PA 19087                    drawn on U.S. banks.                   drawn on U.S. banks.

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

                                   OPEN A NEW ACCOUNT                     ADD TO AN EXISTING ACCOUNT
BY TELEPHONE                       Call Vanguard Tele-Account* 24         Call Vanguard Tele-Account* 24
[PHONE]                            hours a day -- or Client Services      hours a day -- or Client Services
                                   during business hours -- to            during business hours -- to
1-800-662-6273                     exchange from another Vanguard         exchange from another Vanguard
Vanguard Tele-Account(R)           fund account with the same             fund account with the same
1-800-662-2739                     registration (name, address, taxpay-   registration (name, address, taxpay-
Client Services                    er I.D., and account type).            er I.D., and account type).

                                                                          Use Vanguard Fund Express (see
                                                                          "Services and Account Features")
                                                                          to transfer assets from your bank
                                                                          account. Call Client Services be-
                                                                          fore your first use to verify that
                                                                          this option is in place.


                                   *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.


BY WIRE                            Call Client Services to arrange        Call Client Services to arrange
[WIRE]                             your wire transaction.                 your wire transaction.

Wire to:
CoreStates Bank, N.A.              Wire transactions are not avail-       Wire transactions are not avail-
ABA 031000011                      able for retirement accounts.          able for retirement accounts.
CoreStates No 01019897
[Temporary Account Number]
Vanguard/Windsor II
[Account Registration]
Attention: Vanguard

Automatically                                   --                        Vanguard offers a variety of ways
[AUTOMATIC]                                                               that you can add to your account
                                                                          automatically. See "Services and
                                                                          Account Features."

  You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, your redemption proceeds will not be paid to you until payment for your purchase is collected, which may take up to ten calendar days.

NOTE: If you buy Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

   To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

   /X/ Fund name.

   /X/ 10-digit account number.

   /X/ Name and address exactly as registered on that account.

   /X/ Social Security or Employer Identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:

   /X/ Fund name and account number.

   /X/ Amount of the transaction (in dollars or shares).

   /X/ Signatures of all owners exactly as registered on the account.

   /X/ Signature guarantees (if required).

   /X/ Any supporting legal documentation that may be required.

   /X/ Any certificates you are holding for the account.

   Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

   The Fund reserves the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.

   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES

BY TELEPHONE
[PHONE]
1-800-662-6273
Vanguard Tele-Account
1-800-662-2739
Client Services


ACCOUNT TYPE


ALL TYPES EXCEPT RETIREMENT:

Call Vanguard Tele-Account* 24 hours a day -- or
Client Services during business hours -- to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

RETIREMENT:

You can exchange -- but not sell -- shares by calling Tele- Account or Client Services.

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.

SELLING OR EXCHANGING SHARES

BY MAIL
[ENVELOPE]

FIRST-CLASS mail to:
The Vanguard Group
Vanguard/Windsor II
P.O. Box 1120
Valley Forge, PA 19482

EXPRESS or REGISTERED mail to:
The Vanguard Group
Vanguard/Windsor II
455 Devon Park Drive
Wayne, PA 19087


ACCOUNT TYPE


ALL TYPES EXCEPT RETIREMENT:

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares.

RETIREMENT:

For information on how to request distributions from . . .

   -  IRAs, call Client Services.

   - SEP-IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans, call Individual Retirement Services at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.


SELLING OR EXCHANGING SHARES



AUTOMATICALLY
[AUTOMATIC]

ACCOUNT TYPE


ALL TYPES EXCEPT RETIREMENT:

Vanguard offers several ways to sell or exchange shares automatically (see "Services and Account Features"). Call Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Windsor II account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, as well as a listing of its holdings and other financial statements.

CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY

Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS

Mailed in June and December for this Fund.

TAX STATEMENTS

Generally mailed in January; report previous year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST STATEMENT
[BOOK]

Issued quarterly for taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the previous quarter, using the average cost single category method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT
1-800-662-6273
Any time, seven days a week,
from anywhere in the continental
United States and Canada.
[BOOK]

Toll-free access to Vanguard fund and account information -- as well as some transactions -- through any TouchTone(TM) telephone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

COMPUTER ACCESS

VANGUARD ONLINE(sm)
KEYWORD: Vanguard


Use your personal computer to learn more about Vanguard funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R) (AOL). To establish an AOL account, call 1-800-238-6336.


VANGUARD ON THE
WORLD WIDE WEB
http://www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


SHARES OF THE FUND MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE FUND'S SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE FUND INTENDS TO MAINTAIN SUCH REGISTRATION.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                [THE VANGUARD GROUP LOGO]
                                                    THEVANGUARDGROUP(R)


                                                 Post Office Box 2600
                                                 Valley Forge, PA 19482





INVESTOR INFORMATION                 VANGUARD BROKERAGE                 ELECTRONIC ACCESS TO THE
DEPARTMENT                           SERVICES                           VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)                1-800-992-8327                     EDUCATION AND INFORMATION
TEXT TELEPHONE:                      For information on trading         CENTER
1-800-952-3335                       stocks, bonds, and options         On America Online(R)
For information on our Funds,        at reduced commissions             Keyword: Vanguard
Fund services, and retirement
accounts; requests for               VANGUARD TELE-ACCOUNT(R)           On the World Wide Web
literature                           1-800-662-6273 (ON-BOARD)          http://www.vanguard.com
                                     For 24-hour automated access
CLIENT SERVICES DEPARTMENT           to price and yield, information    To send e-mail to Vanguard
1-800-662-2739 (CREW)                on your account, certain           VGOnline@aol.com
TEXT TELEPHONE:                      transactions
1-800-662-2738
For information on your
account, account transactions,
account statements


                                                 (C) 1997 Vanguard Marketing
                                                 Corporation, Distributor

                                                 P073N

                                                        VANGUARD/
                                                        WINDSOR II

                                                        Institutional Prospectus
                                                        February 28, 1997

This prospectus contains
financial data for the
Fund through the
fiscal year ended
October 31, 1996.


[LOGO]THE VANGUARD GROUP

VANGUARD/WINDSOR II                        A Growth and Income Stock Mutual Fund

CONTENTS

Fund Expenses                   2

Financial Highlights            3

A Word About Risk               4

The Fund's Objectives           4

Who Should Invest               4

Investment Strategies           5

Investment Policies             7

Investment Limitations          8

Investment
Performance                     8

Share Price                     9

Dividends, Capital
Gains, and Taxes               10

The Fund and
Vanguard                       10

Investment Advisers            10

General Information            12

Investing
with Vanguard

-  For Plan Participants       13

-  For Other
   Institutional Investors     13

Accessing Fund
Information
By Computer                    14

Prospectus Postscript          15

Risk Quiz                      16

Glossary                       Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Windsor II (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

   The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered to be undervalued by the Fund's advisers and out of favor with investors. The Fund's secondary objective is to provide some dividend income.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

Vanguard/Windsor II is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the Fund's expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for individuals who would like to open a personal account -- can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated February 28, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of Vanguard/Windsor II. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                                 Vanguard/Windsor II


WHO SHOULD INVEST (PAGE 4)

- Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term -- at least five years.

WHO SHOULD NOT INVEST

-  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (PAGES 4 - 8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the type of stocks that the Fund invests in -- attractively priced or "value" stocks -- will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (PAGE 10)
Dividends are paid in June and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISERS (PAGE 10)
Vanguard/Windsor II follows a multi-adviser approach:

-  Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, TX.

-  Equinox Capital Management, Inc., New York City, NY.

-  Tukman Capital Management, Inc., Larkspur, CA.

-  Vanguard Core Management Group, Valley Forge, PA.

INCEPTION DATE: June 24, 1985

NET ASSETS AS OF 10/31/96: $14.8 billion

FUND'S EXPENSE RATIO FOR THE YEAR ENDED 10/31/96: 0.39%

NEWSPAPER ABBREVIATION: Wnds II

VANGUARD FUND NUMBER: 073

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED OCTOBER 31, 1996

                       1 YEAR  5 YEARS 10 YEARS
                       ------------------------
Vanguard/Windsor II      27.2%   16.6%   13.9%
S&P 500 Index            24.1    15.5    14.7


QUARTERLY RETURNS (%) 1987 - 1996 (intended to show volatility of returns)

[BAR GRAPH]

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks were high during the periods shown relative to longer-term historical averages. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes a taxable investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor II's expense ratio in fiscal year 1996 was 0.39%, or $3.90 per $1,000 of average net assets. The average growth and income equity fund had expenses in 1996 of 1.23%, or $12.30 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended October 31, 1996.

ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                    0.22%
Investment Advisory Expenses:                              0.14%
12b-1 Marketing Fees:                                       None
Other Expenses
   Marketing and Distribution Costs:                0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):  0.01%
                                                    ----
Total Other Expenses:                                      0.03%
                                                           ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):               0.39%
                                                           ====


   The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

           ---------------------------------------------
           1 YEAR      3 YEARS      5 YEARS     10 YEARS
           ---------------------------------------------
             $4          $23          $22          $49
           ---------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended October 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by contacting Vanguard.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                               -----------------------------------------------------------------------------------------------------
                                 1996           1995           1994           1993           1992           1991           1990
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
 BEGINNING OF PERIOD           $ 20.06        $ 17.33        $ 17.98        $ 15.75        $ 15.07        $ 11.91        $ 15.81

INVESTMENT OPERATIONS
 Net Investment Income             .62            .58            .55            .50            .56            .62            .67
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                  4.63           3.17           (.19)          2.47           1.17           3.55          (3.22)
                               -----------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                     5.25           3.75            .36           2.97           1.73           4.17          (2.55)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income               (.58)          (.55)          (.51)          (.52)          (.61)          (.73)          (.74)
 Distributions from
  Realized Capital Gains          (.69)          (.47)          (.50)          (.22)          (.44)          (.28)          (.61)
                               -----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS            (1.27)         (1.02)         (1.01)          (.74)         (1.05)         (1.01)         (1.35)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                 $ 24.04        $ 20.06        $ 17.33        $ 17.98        $ 15.75        $ 15.07        $ 11.91

====================================================================================================================================
TOTAL RETURN                     27.17%         23.08%          2.22%         19.51%         12.50%         36.61%        -17.48%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)              $14,758        $10,272        $ 8,246        $ 7,486        $ 4,878        $ 3,298        $ 2,087
Ratio of Expenses to
 Average Net Assets               0.39%          0.40%          0.39%          0.39%          0.41%          0.48%          0.52%
Ratio of Net Investment
 Income to Average
 Net Assets                       2.92%          3.27%          3.26%          3.11%          3.72%          4.51%          4.93%
Portfolio Turnover Rate            32%            30%            24%            26%            23%            41%            20%
Average Commission
 Rate Paid                     $ 0.483            N/A            N/A            N/A            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                           YEAR ENDED OCTOBER 31,
                               -----------------------------------------
                                     1989           1988           1987
------------------------------------------------------------------------
 NET ASSET VALUE,
 BEGINNING OF PERIOD               $ 13.23        $ 12.41        $ 12.48

INVESTMENT OPERATIONS
 Net Investment Income                 .73            .60            .52
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                      2.42           1.63           (.39)
                               -----------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                         3.15           2.23            .13
------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                   (.57)          (.61)          (.20)
 Distributions from
  Realized Capital Gains             --             (.80)          --
                               -----------------------------------------
  TOTAL DISTRIBUTIONS                 (.57)         (1.41)          (.20)
------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                     $ 15.81        $ 13.23        $ 12.41

========================================================================
TOTAL RETURN                         24.68%         20.54%           .90%
========================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)                  $ 2,162        $ 1,485        $ 1,323
Ratio of Expenses to
 Average Net Assets                   0.53%          0.58%          0.49%
Ratio of Net Investment
 Income to Average
 Net Assets                           5.29%          4.94%          4.11%
Portfolio Turnover Rate                22%            25%            46%
Average Commission
 Rate Paid                             N/A            N/A            N/A
------------------------------------------------------------------------

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.





                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $20.06 per share. During the year, the Fund earned $0.62 per share from investment income (interest and dividends) and $4.63 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $5.25 per share, $1.27 was returned to shareholders in the form of distributions ($.58 in dividends, $.69 in capital gains). The earnings ($5.25 per share) less total distributions ($1.27 per share) resulted in a share price of $24.04 at the end of the fiscal year, an increase of $3.98 per share (from $20.06 at the beginning of the period to $24.04 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 27.17% for the year.

   As of October 31, 1996, the Fund had $14.8 billion in net assets; an expense ratio of 0.39% ($3.90 per $1,000 of net assets); and net investment income amounting to 2.92% of its average net assets. It sold and replaced securities valued at 32% of its total net assets.

                                PLAIN TALK ABOUT
                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the Fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard/Windsor II is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

A WORD ABOUT RISK

This prospectus discusses the risks that you will face as an investor in Vanguard/Windsor II. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Windsor II, you should also take into account your own tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [WARNING FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.

THE FUND'S OBJECTIVES

Vanguard/Windsor II seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

[WARNING FLAG]   BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE
                 FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY
                 INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

Vanguard/Windsor II may be suitable for you if:

- You wish to add a growth and income stock mutual fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt -- investments.

- You want a value-oriented investment that seeks to provide long-term growth as well as some dividend income.

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund. If you own Fund shares as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-  The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how Vanguard/Windsor II's advisers pursue the objectives of long-term capital growth and some dividend income. It also explains three important risks -- market risk, objective risk, and manager risk -- faced by investors in the Fund. Unlike the Fund's investment objectives, these investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stocks.

[WARNING FLAG]   THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY
                 THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN
                 EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH
                 PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK
                 PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to lessen over the long term.

-----------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926 - 1996)
-----------------------------------------------------------------
                    1 YEAR        5 YEARS    10 YEARS    20 YEARS
-----------------------------------------------------------------
Best                   53.9%         23.9%       20.1%      16.9%
Worst                 -43.3         -12.5        -0.9        3.1

Average                12.7          10.4        10.8       10.8
-----------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks

                                PLAIN TALK ABOUT
                            COSTS AND MARKET TIMING

Some investors try to profit from "market timing" - switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT
                              PRICE/EARNINGS RATIOS

A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations sometimes prove incorrect, and that there is no "ideal" P/E ratio.


for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through
1955). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular. Finally, because Vanguard/Windsor II does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[WARNING FLAG]   THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY
                 THAT THE RETURNS FROM THE TYPES OF STOCKS THAT THE FUND INVESTS
                 IN -- ATTRACTIVELY PRICED OR "VALUE" STOCKS -- WILL TRAIL
                 RETURNS FROM THE OVERALL STOCK MARKET. DIFFERENT TYPES OF
                 STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND
                 UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL.
                 THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL
                 YEARS.

SECURITY SELECTION

Vanguard/Windsor II employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund.

   Each adviser is responsible for a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30-days notice, in writing.

   The four investment advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.

   While the advisers use different processes to select securities for their portfolios, all four are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

   Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), which is responsible for about 72% of the Fund's assets, uses traditional methods of stock selection -- research and analysis -- to identify undervalued securities. A security will be sold when, in BHM&S's opinion, its share price accurately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of BHM&S's portfolio is devoted to a single industry.

   Like BHM&S, Tukman Capital Management, Inc. (Tukman), which manages about 10% of the Fund's assets, uses traditional research methods to select undervalued securities. Tukman typically buys stocks of financially sound companies in growing business sectors only and holds them for three to five years.

   Equinox Capital Management, Inc. (Equinox), which manages about 10% of the Fund's assets, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like BHM&S, it avoids large concentrations in a single industry.

   Vanguard Core Management Group, which is responsible for about 8% of the Fund's assets, selects stocks from a "universe" of about 550 companies. Vanguard Core Management Group evaluates the stocks using several fundamental factors, such as a stock's price in relation to its projected growth rate. All of the stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of undervalued large- and mid-cap stocks.

   The top ten holdings (which amounted to 27% of the Fund's total net assets) as of October 31, 1996, follow.

    1.  The Chase Manhattan Corp.
    2.  Philip Morris Cos., Inc.
    3.  Allstate Corp.
    4.  International Business Machines Corp.
    5.  Exxon Corp.
    6.  Travelers Group, Inc.
    7.  Texaco, Inc.
    8.  PNC Bank Corp.
    9.  BankAmerica Corp.
   10.  First Chicago NBD Corp.

   Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[WARNING FLAG]   THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE
                 POSSIBILITY THAT ONE OR MORE OF THE FUND'S ADVISERS MAY DO A
                 POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 30%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.

[WARNING FLAG]   THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED
                 EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE
                 TRADITIONAL TYPES OF DERIVATIVES.

                                PLAIN TALK ABOUT
                           PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 40% or more of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for actively managed funds investing in common stocks is 78%.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


   Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets -- 5% -- may be applied to futures contracts deposits and no more than 20% of total assets may be committed to such contracts.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

-  To make it easier to trade.

- To reduce costs by buying futures instead of actual stocks when futures are cheaper.

   The Fund will usually hold only a small percentage of its assets in cash reserves, although if an investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

-  Invest more than 25% of its assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares.

With respect to 75% of its assets, the Fund will not:

-  Invest more than 5% in the securities of any one company.

-  Buy more than 10% of the outstanding voting shares of any company.

   The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

INVESTMENT PERFORMANCE

Vanguard/Windsor II Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1996

                        1 Year     3 Years   5 Years    10 Years
                        ------     -------   -------    --------

VANGUARD/WINDSOR II      27.2%      17.0%      16.6%      13.9%
S&P 500 INDEX            24.1%      17.7%      15.5%      14.7%


   The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart does not make any allowances for Federal, state, or local income taxes that shareholders must pay on a current basis.

   In weighing these performance figures, note that the Fund has been in operation since June 24, 1985. BHM&S has been adviser for the majority of Fund assets from the Fund's inception. Equinox, Tukman, and Vanguard Core Management Group were added as advisers on November 1, 1991.


SHARE PRICE

The Fund's share price, also called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                             TOTAL ASSETS - LIABILITIES
   NET ASSET VALUE  =  -------------------------------------
                            NUMBER OF SHARES OUTSTANDING

   The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is WNDS II.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Fund distributes to its shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December.

   If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

   If your Vanguard/Windsor II investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your own tax adviser about other tax consequences of an investment in the Fund.

THE FUND AND VANGUARD

Vanguard/Windsor II is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages its percentage of the Fund's assets subject to the control of the officers and directors of the Fund.

   Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, is an investment advisory firm founded in 1979. It currently manages approximately $19 billion in stock and bond portfolios.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

Since 1985, the manager responsible for BHM&S's portion of Vanguard/Windsor II has been JAMES P. BARROW, Partner and Vice President of BHM&S; 35 years investment experience, 17 years with BHM&S; B.S. from the University of South Carolina.

  RONALD J. ULRICH, President, Director, and founder of Equinox Capital Management (26 years investment experience; B.S. from Lehigh University, M.B.A. from New York University), has managed Equinox's portion of the Fund since 1991.

  The persons responsible for Tukman's portion of the Fund since 1991 have been MELVIN T. TUKMAN, President, Director, and founder of Tukman; (27 years investment experience; A.B. from Hunter College, M.B.A. from Harvard Business School), and DANIEL L. GROSSMAN, Vice President (20 years investment experience; B.A. from Yale University, M.B.A. from Stanford Graduate School of Business).

  GEORGE U. SAUTER, a Principal of Vanguard (12 years investment experience, 10 years primary responsibility for Vanguard Core Management Group; A.B. from Dartmouth College, M.B.A. from the University of Chicago) has overseen Vanguard Core Management Group's portion of the Fund's assets since 1991.

   BHM&S is paid a quarterly advisory fee that is based on the average month-end Fund assets it manages:

                    ----------------------------------------
                     AVERAGE ASSETS MANAGED FEE (ANNUALIZED)
                    ----------------------------------------
                      First $200 million            0.300%
                      Next $300 million             0.200
                      Next $500 million             0.150
                      Assets over $1 billion        0.125
                    ----------------------------------------

   BHM&S's advisory fee may be adjusted based on the total return performance of its portion of the Fund as compared to that of the Standard & Poor's/BARRA Value Index, a benchmark of stocks from the S&P 500 Index with lower than average price/book, and price/earnings ratios. Under the fee schedule, BHM&S's basic fee may be increased or decreased by as much as 25%.

   Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York City, NY 10022, is a professional investment advisory firm founded in 1989. It currently manages approximately $7.5 billion in assets.

   Equinox is paid a quarterly advisory fee based on the average month-end assets of its portion of Windsor II:

             ----------------------------------------
             AVERAGE ASSETS MANAGED  FEE (ANNUALIZED)
             ----------------------------------------
                First $400 million           0.200%
                Next $600 million            0.150
                Next $1 billion              0.125
                Assets over $2 billion       0.100
             ----------------------------------------

   Equinox's advisory fee may be adjusted based on the total return performance of its portion of Windsor II as compared to that of the Russell 1000 Value Index. Under the fee schedule, Equinox's basic fee may be increased or decreased by as much as 50%.

   Founded in 1980, Tukman Capital Management, Inc., 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939, is an investment advisory firm that currently manages $3.8 billion in assets.

   Tukman is paid a quarterly advisory fee based on the average month-end assets of its portion of Windsor II:

             ----------------------------------------
             Average Assets Managed  Fee (Annualized)
             ----------------------------------------
                First $25 million            0.40%
                Next $125 million            0.35
                Next $350 million            0.25
                Next $500 million            0.20
                Assets over $1 billion       0.15
             ----------------------------------------

   Tukman's basic advisory fee may be adjusted based on the total return performance of its portion of Windsor II as compared to that of the S&P 500 Index. Under the fee schedule, the basic fee may be increased or decreased by as much as 50%.

   Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to several Vanguard funds, managing more than $59 billion in total assets at the end of 1996. Vanguard Core Management Group provides advisory services to the Fund on an at-cost basis.

   For fiscal 1996, the total fee paid by the Fund to its advisers was $17.2 million, including a total incentive fee of $935,000 for BHM&S, Equinox, and Tukman. (BHM&S's incentive fee and Equinox's basic fee were calculated under their former fee agreements, which were replaced on April 30, 1996, and August 1, 1996, respectively.)

   The current fee agreements with the advisers authorize them to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs the advisers to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the advisers may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The board of directors may, without prior approval from shareholders, change the terms of the advisory agreements or hire a new investment adviser as either a replacement adviser or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.


GENERAL INFORMATION

Vanguard/Windsor II is one of two Funds of Vanguard/Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor Fund (which is not open to new investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

   Shareholders of Vanguard/Windsor II have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Windsor II is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objectives, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

   Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard Fund available in your plan, you should read that Fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard/Windsor II, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

   If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before 4 p.m. Eastern time.

   Vanguard must consider the interests of all Fund shareholders and so reserves the right to . . .

- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-  Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.




Accessing Fund Information by Computer


VANGUARD ONLINE(sm)
KEYWORD: Vanguard

Use your personal computer to learn more about Vanguard Funds and services; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R)
(AOL). To establish an AOL account, call 1-800-238-6336.

VANGUARD ON THE
WORLD WIDE WEB
http://www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard Funds and services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



SHARES OF THE FUND MAY ONLY BE SOLD IN THOSE STATES IN WHICH THEY ARE REGISTERED. THE FUND'S SHARES ARE CURRENTLY REGISTERED FOR SALE IN ALL 50 STATES, AND THE FUND INTENDS TO MAINTAIN SUCH REGISTRATION.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Windsor II, including its investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

  / /  The Fund's objectives? (page 4)

  / /  The Fund's investment strategies? (page 5)

  / /  Who should invest in the Fund? (page 4)

  / /  The risks associated with the Fund? (pages 4 - 8)

  / /  Whether the Fund is federally insured?
       (inside front cover)

  / /  The Fund's expenses? (page 2)

  / /  The background of the Fund's investment managers?
       (page 10)


                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Windsor II is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.

                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (NOTE: if you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a CONSERVATIVE INVESTOR.

-  If you scored between 26 and 32 points, you are considered a MODERATE
   INVESTOR.

- If you scored between 33 and 35 points, you are considered an AGGRESSIVE INVESTOR.



A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

    1.  Less than a year
    2.  1 - 2 years
    3.  3 - 4 years
    4.  5 - 9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [THE VANGUARD GROUP LOGO]
                                                       Institutional Division
                                                       Post Office Box 2900
                                                       Valley Forge, PA 19482



FOR PARTICIPANTS IN               FOR OTHER INSTITUTIONAL          ELECTRONIC ACCESS TO THE
EMPLOYER-SPONSORED PLANS          INVESTORS                        VANGUARD MUTUAL FUND
                                  1-800-523-1036                   EDUCATION AND INFORMATION
PARTICIPANT SERVICES              For information on Vanguard      CENTER
DEPARTMENT                        Funds and services
1-800-523-1188                                                     On America Online(R)
TEXT TELEPHONE:                                                    Keyword: Vanguard
1-800-523-8004
For information on the                                             On the World Wide Web
Vanguard Funds in your plan,                                       http://www.vanguard.com
Monday through Friday
8:30 a.m. to 7:00 p.m.,                                            To send e-mail to Vanguard
Eastern time                                                       VGOnline@aol.com



                                                     (C) 1997 Vanguard Marketing
                                                     Corporation, Distributor

                                                     I073N

                                     PART B

                          VANGUARD/WINDSOR FUNDS, INC.
                       (FORMERLY THE WINDSOR FUNDS, INC.)

                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 28, 1997



     This Statement is not a prospectus, but should be read in conjunction with:
(1) the current Prospectus (dated February 28, 1997) relating to the Windsor Fund series or the Windsor II series, as appropriate. To obtain either Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                          ------
The Company.............................................................................     B-1
Investment Objectives and Policies......................................................     B-1
Purchase of Shares......................................................................     B-6
Redemption of Shares....................................................................     B-6
Yield and Total Return..................................................................     B-7
Investment Limitations..................................................................     B-7
Management of the Company...............................................................     B-9
Investment Advisory Services............................................................    B-12
Portfolio Transactions..................................................................    B-19
Performance Measures....................................................................    B-20
Description of Shares and Voting Rights.................................................    B-21
Financial Statements....................................................................    B-22

                                  THE COMPANY


     Vanguard/Windsor Funds, Inc. (the "Company") is an open-end, diversified, management investment company whose shares are currently offered in two separate series -- the Vanguard/Windsor Fund series and the Vanguard/Windsor II series. Each series in effect represents a separate mutual fund. Vanguard/Windsor Fund series has been offered under the name "Windsor Fund" since 1958. Shares of Vanguard/Windsor II were initially offered on June 24, 1985. Wellington Management Company, LLP has served as investment adviser to the Vanguard/Windsor Fund series since its inception. Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), Equinox Capital Management, Inc. ("Equinox") and Tukman Capital Management, Inc. ("Tukman"), three separate and distinct investment counseling firms that have no affiliation with Wellington Management Company, nor with each other, serve as investment advisers to the Vanguard/Windsor II series. Additionally, The Vanguard Group, Inc., ("Vanguard") provides investment advisory services on an at-cost basis with respect to a portion of Vanguard/Windsor II's assets.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies set forth in each of the Company's Prospectuses.

     PORTFOLIO TURNOVER. While the rate of portfolio turnover is not a limiting factor when the investment adviser deems changes appropriate, it is anticipated that the annual portfolio turnover rate for each series will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities in a series' portfolio are replaced within a period of one year. The portfolio turnover rates for the Vanguard/ Windsor Fund series and the Vanguard/Windsor II series are set forth under "Financial Highlights," in Vanguard/Windsor Fund's and Vanguard/Windsor II's Prospectuses, respectively.

     REPURCHASE AGREEMENTS. Each series may invest in repurchase agreements with domestic banks, brokers or dealers, either for temporary defensive purposes due to market conditions, or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a domestic bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Board of Directors will monitor the repurchase agreement transactions for each series generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Company. No more than an aggregate of 15% of a series assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and in securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" on page B-3.


     The use of repurchase agreements involves certain risks. For example, if the seller of the securities under an agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the series may incur a loss upon disposition of them. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying securities are collateral for a loan by the series not within the control of the series and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES. Each series may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each series attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the series. Each series may lend its portfolio securities to qualified brokers, dealers, domestic banks or other domestic financial institutions, so long as the terms, and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the series collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by a domestic bank or the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the series at any time and (d) the series receive reasonable interest on the loan (which may include the series investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. A series will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the series' net assets. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.


     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


     FOREIGN INVESTMENTS. As indicated in the Prospectus, Vanguard/Windsor Fund may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.



     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in companies in those countries.



     Although Vanguard/Windsor Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.



     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income Vanguard/Windsor Fund receives from its foreign investments.



     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Vanguard/Windsor Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Vanguard/Windsor Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


     ILLIQUID SECURITIES. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security.


     FUTURES CONTRACTS. Each series may enter into stock futures contracts, options, and options on futures contracts only for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to Futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each series expects to earn interest income on its margin deposits.


     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in interest rates. Each series intends to use futures contracts only for bona fide hedging purposes.


     Regulations of the CFTC applicable to the Company require that all of its futures transactions constitute bona fide hedging transactions. Each series will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each series expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the series upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the series' income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While each series will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A series will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the series' total assets. In addition, a series will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the series' total assets. Assets committed to futures contracts or options will be held in a segregated account at the Fund's custodian bank.


     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a series may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. A series will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the series are engaged in only for hedging purposes, the advisers do not believe that the series are subject to the risks of loss frequently associated with futures transactions. The series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.



     There is the risk of loss by a series of margin deposits in the event of bankruptcy of a broker with whom the series has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each series is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the series.


     In order for a series to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived from the fund's business of investing in securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the series' annual gross income. It is anticipated that any net gain realized from the closing of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the series may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the series' fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.



     Each series will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes, including unrealized gains at the end of the series' fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the series' other investments and shareholders will be advised on the nature of the payments.


                               PURCHASE OF SHARES

     The purchase price of shares of each series of the Company is the net asset value next determined after the order is received in Good Order, as defined in the Prospectus. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.


     Each series reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the series, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the series' shares. Vanguard/Windsor Fund is currently closed to new investors. Existing shareholders may purchase additional shares, but may not invest more than $25,000 each year.


                              REDEMPTION OF SHARES

     Each series may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the series to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit.

     The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a series at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus for the appropriate series, and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Company for redemptions. Any redemption may be more or less than the shareholder's cost, depending on the market value of the series' portfolio securities.

     SIGNATURE GUARANTEES. To protect your account, the Company and Vanguard from fraud, signature guarantees are required for certain redemptions. A signature guarantee verifies the authenticity of your signature. Examples of situations in which signature guarantees are required are: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED ACCOUNT OWNER(S) AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Company in certain instances.

     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

                             YIELD AND TOTAL RETURN


     The yield of Vanguard/Windsor Fund for the thirty-day period ended October 31, 1996 was +2.41%, and the yield for Vanguard/Windsor II for the same period was +2.78%.



     The average annual total returns for Vanguard/Windsor Fund for the one-, five- and ten-year periods ending October 31, 1996 were +23.16%, +16.69% and +13.38%, respectively. The average annual total returns for the one-, five- and ten-year periods for Vanguard/Windsor II were +27.17%, +16.56% and +13.91%, respectively. Total return is computed by determining the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                             INVESTMENT LIMITATIONS

     Each series of the Company is subject to the following restrictions which may not be changed without the approval of at least a majority of the outstanding voting securities of that series. A series will not:

     1) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the series would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the total assets of the series would be invested in the securities of such issuer;

     2) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the shareholders of the series or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. A series will invest only in investment companies which have investment objectives and investment policies consistent with those of that series;

     3) borrow money, except that a series may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the net assets of the series (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the series, the series will not make any additional investments;

     4) purchase securities on margin, or sell securities short except that each series may invest in stock futures contracts, stock options and options on stock futures contracts to the extent that not more than 5% of a series' assets are required as deposit on a futures contract and not more than 20% of a series' assets are invested in futures contracts and options transactions at any time;

     5) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including any investment in The Vanguard Group, Inc.);

     6) invest for the purpose of exercising control over management of any company;

     7) purchase or retain securities of any company in which those Officers and Directors of the Company and/or its investment advisers owning more than 1/2 of 1% of such securities, own in the aggregate more than 5% of such securities;

     8) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and
        (ii) as provided under "Lending of Securities" (See page B-2);

     9) purchase assessable securities;

   10) engage in the business of underwriting securities issued by other persons, except to the extent that the series may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

   11) purchase real estate, commodities or commodity contracts except as described above in "(4)"; or

   12) invest more than 25% of the value of its total assets in any one industry.

     Notwithstanding these limitations, each series of the Company may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Company and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Company and other investment companies. See "Management of the Company".


     These investment limitations are considered at the time investment securities are purchased.

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS


     The Officers of the Funds manage their day-to-day operations and are responsible to the Funds' Boards of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.



JOHN C. BOGLE, Chairman and Director*                JOHN C. SAWHILL, Director
     Chairman and Director of The Vanguard                President and Chief Executive Officer, The
     Group, Inc., and each of the investment              Nature Conservancy; formerly, Director
     companies in The Vanguard Group;                     and Senior Partner, McKinsey & Co. and
     Director of The Mead Corporation,                    President, New York University; Director
     General Accident Insurance and                       of Pacific Gas and Electric Company,
     Chris-Craft Industries, Inc.                         Proctor & Gamble Company and NACCO
JOHN J. BRENNAN, President, Chief Executive               Industries.
Officer & Director*                                  JAMES O. WELCH, JR., Director
     President, Chief Executive Officer and               Retired Chairman of Nabisco Brands, Inc. and
     Director of The Vanguard Group, Inc. and             retired Vice Chairman and Director of
     each of the investment companies in The              RJR Nabisco; Director of TECO Energy,
     Vanguard Group.                                      Inc. and Kmart Corporation.
BARBARA BARNES HAUPTFUHRER, Director                 J. LAWRENCE WILSON, Director
     Director of The Great Atlantic and                   Chairman and Chief Executive Officer, Rohm &
     Pacific Tea Company, Raytheon Company,               Haas Company; Director of Cummins Engine
     Knight-Ridder, Inc., Massachusetts                   Company; and Trustee of Vanderbilt
     Mutual Life Insurance Co., and ALCO                  University.
     Standard, Corp.; Trustee Emerita of
     Wellesley College.                              RAYMOND J. KLAPINSKY, Secretary*
                                                          Senior Vice President and Secretary of The
ROBERT E. CAWTHORN, Director                              Vanguard Group, Inc.; Secretary of each
     Chairman Emeritus and Director of Rhone-             of the investment companies in The
     Poulenc Rorer, Inc., Sun Company, Inc.               Vanguard Group.
     and Westinghouse Electric Corporation.          RICHARD F. HYLAND, Treasurer*
BRUCE K. MACLAURY, Director                               Treasurer of The Vanguard Group, Inc. and of
     President Emeritus of The Brookings                  each of the investment companies in The
     Institution; Director of American                    Vanguard Group.
     Express Bank, Ltd., The St. Paul
     Companies, Inc. and National Steel              KAREN E. WEST, Controller*
     Corporation.                                         Principal of The Vanguard Group, Inc.;
                                                          Controller of each of the investment
BURTON G. MALKIEL, Director                               companies in The Vanguard Group.
     Chemical Bank Chairman's Professor of           ---------------------------------------------
     Economics, Princeton University;
     Director of Prudential Insurance Co. of         *Officers of the Funds are "interested
     America, Amdahl Corporation, Baker              persons" as defined in the Investment Company
     Fentress & Co., The Jeffrey Co., and            Act of 1940.
     Southern New England Communications
     Company.
ALFRED M. RANKIN, JR., Director
     Chairman, President and Chief Executive
     Officer of NACCO Industries, Inc.;
     Director of The BFGoodrich Company, and
     The Standard Products Company.

THE VANGUARD GROUP

     The Company is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Company and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.


     The Funds' Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.


     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17 j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested in Vanguard are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1996, Vanguard/Windsor Fund had contributed capital of $1,450,000 to Vanguard, representing 7.2% of Vanguard's capitalization and, at that time, Vanguard/Windsor II had contributed capital of $1,344,000 to Vanguard, representing 6.7% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1996, Vanguard/Windsor Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $26,107,000 and Vanguard/ Windsor II's share of such costs of operation totaled approximately $27,243,000.



     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as may be required.


     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and no Fund shall incur annual distribution expenses in excess of .02 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1996, Vanguard/Windsor Fund paid approximately $2,505,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of Vanguard/Windsor Fund's average net assets and Vanguard/Windsor II paid approximately $2,254,000 of such expenses which represented an effective annual rate of .02 of 1% of Vanguard/Windsor II's net assets.



     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to Vanguard Windsor II, Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Index Trust, Vanguard Bond Index Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Admiral Funds, the Total International Portfolio of Vanguard STAR Fund, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis by an investment management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


REMUNERATION OF DIRECTORS AND OFFICERS


     The Company pays each Director who is not also an Officer an annual fee plus travel and other expenses incurred in attending Board meetings. The Company's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Company, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. For the fiscal year ended October 31, 1996, the Fund's proportionate share of remuneration for all Officers as a group was approximately -- and its proportionate share of the amounts contributed to the retirement plans of all Officers as a group was approximately --.


     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis. Upon retirement, Directors who are not Officers are paid an annual fee based on the number of years of service on the Board, up to fifteen years of service. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors and the Officers of the Company for whom the Company's proportionate share of remuneration exceeded $60,000, for the fiscal year ended October 31, 1996 and for all Directors and Officers as a group:


                             VANGUARD/WINDSOR FUNDS
                               COMPENSATION TABLE


                                                    PENSION OR RETIREMENT
                                  AGGREGATE           BENEFITS ACCRUED           ESTIMATED           TOTAL COMPENSATION
                                 COMPENSATION            AS PART OF           ANNUAL BENEFITS      FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS         FROM THE COMPANY       COMPANY EXPENSES        UPON RETIREMENT       PAID TO DIRECTORS(2)
---------------------------    ----------------     ---------------------     ----------------     -----------------------
John C. Bogle(1)                   $     --                $    --                      --                      --
John J. Brennan(1)                 $     --                $    --                      --                      --
Barbara Barnes Hauptfuhrer         $  9,030                $ 1,402                $ 15,000                 $65,000
Robert E. Cawthorn                 $  9,030                $ 1,168                $ 13,000                 $65,000
Bruce K. MacClaury                 $  9,785                $ 1,372                $ 12,000                 $60,000
Burton G. Malkiel                  $  9,030                $   935                $ 15,000                 $65,000
Alfred M. Rankin, Jr.              $  9,030                $   738                $ 15,000                 $65,000
John C. Sawhill                    $  9,030                $   876                $ 15,000                 $65,000
James O. Welch, Jr                 $  9,030                $ 1,078                $ 15,000                 $65,000
J. Lawrence Wilson                 $  9,030                $   779                $ 15,000                 $65,000



  NAMES OF OTHER OFFICERS
---------------------------
Raymond J. Klapinsky,
  Secretary                        $     --                $    --                      --                      --



(1) As "Interested Directors", Messrs. Bogle and Brennan receive no compensation for their service as Directors.


(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).


                          INVESTMENT ADVISORY SERVICES

VANGUARD/WINDSOR FUND


     The Company employs Wellington Management Company, LLP ("WMC") under an investment advisory agreement dated August 1, 1996 to manage the investment and reinvestment of the assets of Vanguard/Windsor Fund and to continuously review, supervise and administer Vanguard/Windsor Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Company. WMC is a Massachusetts limited liability partnership controlled by the following general partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Charles T. Freeman, Senior Vice President of WMC, has served as portfolio manager of the Fund since January, 1996.


     Vanguard/Windsor Fund pays WMC a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard/Windsor Fund's average month-end net assets for the quarter.

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $17.5 billion.................................      .125%
                 Assets in excess of $17.5 billion...................      .100%


     The basic fee paid to WMC may be increased or decreased by applying an adjustment formula based on Vanguard/Windsor Fund's investment performance. Such formula provides for an increase or decrease in the basic fee paid to WMC each quarter, depending upon Vanguard/Windsor Fund's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the "Index") for the same period. The schedule of incentive/penalty adjustments is set forth in the Vanguard/Windsor Fund Prospectus.

     The Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of Vanguard/Windsor Fund relative to the investment performance of the Index.


     The following table sets forth the adjustment factors to the base advisory fee payable by the Company to WMC under this investment advisory agreement:

     For the first $17.5 billion of assets;

                              CUMULATIVE 36-MONTH                  PERFORMANCE FEE
                         PERFORMANCE VERSUS THE INDEX                ADJUSTMENT*
               -------------------------------------------------  ------------------
               Less than -12%...................................   -0.67 X Basic Fee
               Between -12% and -6%.............................   -0.33 X Basic Fee
               Between -6% and 6%...............................    0.00 X Basic Fee
               Between 6% and 12%...............................   +0.33 X Basic Fee
               More than 12%....................................   +0.67 X Basic Fee

     For assets over $17.5 billion;

               Less than -12%...................................   -0.90 X Basic Fee
               Between -12% and -6%.............................   -0.45 X Basic Fee
               Between -6% and 6%...............................    0.00 X Basic Fee
               Between 6% and 12%...............................   +0.45 X Basic Fee
               More than 12%....................................   +0.90 X Basic Fee

---------------

*For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.


     The new incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in Vanguard/Windsor Fund's previous investment advisory agreement with WMC(1) (the "previous rate") shall be used as follows:



     1) QUARTER ENDING JANUARY 31, 1997. The incentive/penalty fee was calculated as the sum of 16.7% of the fee payable under the new rate plus 83.3% of the fee payable under the previous rate.



     2) QUARTER ENDING APRIL 30, 1997. The incentive/penalty fee shall be calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.



     3) QUARTER ENDING JULY 31, 1997. The incentive/penalty fee shall be calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.



     4) QUARTER ENDING OCTOBER 31, 1997. The incentive/penalty fee shall be calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.



     5) QUARTER ENDING JANUARY 31, 1998. The incentive/penalty fee shall be calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.



     6) QUARTER ENDING APRIL 30, 1998. The incentive/penalty fee shall be calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.



     7) QUARTER ENDING JULY 31, 1998. The incentive/penalty fee shall be calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

---------------

(1)The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .05% per annum (.0125 per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Index (the "Index") and .10% per annum (.025 per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Index.

     8) QUARTER ENDING OCTOBER 31, 1998. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the new rate and 25% of the fee payable under the previous rate.



     9) QUARTER ENDING JANUARY 31, 1999. The incentive/penalty fee shall be calculated as the sum of 83.3% of the fee payable under the new rate plus 16.7% of the fee payable under the previous rate.



     10) QUARTER ENDING APRIL 30, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.



     11) QUARTER ENDING JULY 31, 1999. New rate fully operable.


     For purposes of incentive/penalty adjustments, the investment performance of Vanguard/Windsor Fund for any period is expressed as a percentage of Vanguard/Windsor Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in Vanguard/Windsor Fund's net asset value per share during the period; (ii) the value of Vanguard/Windsor Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by Vanguard/Windsor Fund for undistributed realized long-term capital gains. The investment record of the S&P Index for any period is expressed as a percentage of the S&P Index level at the beginning of the period. This percentage is equal to the sum of (i) the change in the level of the S&P Index, during the period and (ii) the value, computed consistently with the S&P Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the S&P Index.


     During the fiscal years ended October 31, 1994, 1995 and 1996 Vanguard/Windsor Fund paid the following advisory fees:



                                                           1994          1995          1996
                                                        -----------   -----------   -----------
    Basic Fee.........................................  $17,236,000   $19,022,000   $18,816,000
    Increase or Decrease for Performance
      Adjustment......................................    9,213,000     7,752,000    (4,417,000)
                                                        -----------   -----------   -----------
         Total........................................  $26,449,000   $26,774,000   $14,399,000
                                                        ===========   ===========   ===========


     These fees were paid under a previous fee schedule that provides for a higher rate of fees.

VANGUARD/WINDSOR II

     Vanguard/Windsor II employs a "multi-manager" approach utilizing four investment advisors.

BARROW, HANLEY, MEWHINNEY & STRAUSS

     Vanguard/Windsor II has entered into an investment advisory agreement dated May 1, 1993 with Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to manage a portion of the equity allocation of Vanguard/Windsor II (currently approximately 72%). Under this agreement, BHM&S manages the investment and reinvestment of the designated assets and continuously reviews, supervises and administers the investment program of Vanguard/Windsor II with respect to those assets. BHM&S discharges its responsibilities subject to the control of the Officers and Directors of the Company.


     BHM&S is a Texas corporation controlled by the following officers of BHM&S:
James Purdy Barrow, Principal; Bryant Miller Hanley, Jr., President, Secretary and Treasurer; Michael Christopher Mewhinney, Principal; and John Luke Strauss, Principal.

     Vanguard/Windsor II pays BHM&S a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Vanguard/Windsor II managed by BHM&S for the quarter:

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $200 million..................................     0.300%
                 Next $300 million...................................     0.200%
                 Next $500 million...................................     0.150%
                 Over $1 billion.....................................     0.125%


     The basic fee paid to BHM&S will be increased or decreased by applying an adjustment formula based on the investment performance of the assets of Vanguard/Windsor II managed by BHM&S (the "BHM&S Portfolio"). Such formula provides for an increase or decrease in the basic fee paid to BHM&S each quarter, depending upon the BHM&S Portfolio's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard & Poor's/BARRA Value Index (the "BARRA Value Index"). The schedule of incentive/penalty adjustments is set forth in the Vanguard/Windsor II Prospectus.


     The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     The investment performance of the BHM&S Portfolio for any period is expressed as a percentage of the "BHM&S Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the BHM&S Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the BHM&S Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the BHM&S Portfolio.

     The "BHM&S Portfolio Unit Value" will be determined by dividing the total net assets of the BHM&S Portfolio by a given number of units. On the initial date of the agreement, the number of units in the BHM&S Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the BHM&S Portfolio, the number of units of the BHM&S Portfolio will be adjusted based on the unit value of the BHM&S Portfolio on the day such changes are executed.

     The investment record of the BARRA Value Index is calculated quarterly by
(i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weighting in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.


     During the fiscal years ended October 31, 1994, 1995 and 1996, Vanguard/Windsor II paid advisory fees to BHM&S of approximately $7,518,000, $8,514,842, and 11,475,528, respectively.


OTHER ADVISERS

     On November 1, 1991, Vanguard/Windsor II added Equinox Capital Management ("Equinox") and Tukman Capital Management ("Tukman") to manage the investment and reinvestment of a portion of its equity allocation (approximately 10% each). Additionally, Vanguard's Core Management Group was added to manage approximately 8% of the Vanguard/Windsor II's equity allocation. Equinox, Tukman and Vanguard's Core Management Group discharge their respective responsibilities subject to the control of the Directors and Officers of the Fund.

EQUINOX


     Equinox is a Delaware corporation controlled by the following officers of
Equinox: Ronald J. Ulrich, President and Director; Wendy D. Lee, Managing Director; David E. Walker, Principal; Laura Starr, Vice

President; Jacqueline A. Williams, Vice President; Mark W. Watson, Vice President; and Kenneth J. Doerr, Vice President.


     Under the terms of an investment advisory agreement dated August 1, 1996, Vanguard/Windsor II pays Equinox a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Vanguard/Windsor II's average month-end net assets managed by Equinox for the quarter.

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $400 million..................................      .200%
                 Next $600 million...................................      .150%
                 Next $1 billion.....................................      .125%
                 Assets in excess of $2 billion......................      .100%

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Equinox (the "Equinox Portfolio") relative to the investment of the Russell 1000 Value Index. Such formula provides for an increase or decrease in the basic fee paid to Equinox each quarter, depending upon the Equinox Portfolio's investment performance for the thirty-six months preceding the end of the quarter.

     The following table sets forth the adjustment factors to the base advisory fee payable by the Equinox Portfolio to Equinox under this investment advisory agreement:

                              CUMULATIVE 36-MONTH                  PERFORMANCE FEE
                               VERSUS THE INDEX                      ADJUSTMENT*
               -------------------------------------------------  ------------------
               Less than -9%....................................   -0.50 X Basic Fee
               Between -9% and -4.5%............................   -0.25 X Basic Fee
               Between -4.5% and 4.5%...........................       0 X Basic Fee
               Between 4.5% and 9%..............................   +0.25 X Basic Fee
               More than 9%.....................................   +0.50 X Basic Fee

---------------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.


     The investment performance of the Equinox Portfolio for any period is expressed as a percentage of the "Equinox Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the Equinox Portfolio Unit Value during such period; (ii) the unit value of Vanguard/Windsor II's cash distributions from the Equinox Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Equinox Portfolio.


     The "Equinox Portfolio Unit Value" will be determined by dividing the total net assets of the Equinox Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Equinox Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Equinox Portfolio, the number of units of the Equinox Portfolio will be adjusted based on the unit value of the Equinox Portfolio on the day such changes are executed.


     The investment record of the Russell 1000 Value Index will be calculated quarterly by (i) multiplying the total return for the quarter (change in the market price plus dividends) of each stock included in the Russell 1000 Value Index by its weighting in the Russell 1000 Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Russell 1000 Value Index will be the compounded quarterly returns of the Russell 1000 Value Index.

     During the fiscal years ended October 31, 1994, 1995 and 1996, Vanguard/Windsor II paid advisory fees to Equinox of approximately $1,424,000, $1,681,435, and 1,980,458 before a performance adjustment of $4,747, respectively. These fees were paid under a previous fee schedule that provided for a higher rate of fees.


TUKMAN


     Tukman is a Delaware corporation controlled by the following officers of
Tukman: Melvin T. Tukman, President and Director, and Daniel L. Grossman, Vice President.



     Under the terms of an investment advisory agreement dated November 1, 1991, the Fund pays Tukman a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the portion of Vanguard/Windsor II's assets managed by Tukman:


                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $25 million...................................     0.400%
                 Next $125 million...................................     0.350%
                 Next $350 million...................................     0.250%
                 Next $500 million...................................     0.200%
                 Over $1 billion.....................................     0.150%

     The basic fee paid to Tukman may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Tukman (the "Tukman Portfolio") relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such formula provides for an increase or decrease in the basic fee paid to Tukman each quarter, depending upon the Tukman Portfolio's investment performance for the thirty-six months preceding the end of the quarter. The schedule of incentive/penalty fee adjustments is set forth in the Vanguard/ Windsor II Prospectus.

     The investment performance of the Tukman Portfolio for any period is expressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period. The percentage is equal to the sum of: (i) the change in the Tukman Portfolio Unit Value during such period; (ii) the unit value of Vanguard/Windsor II's cash distributions from the Tukman Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Tukman Portfolio.

     The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.


     During the fiscal years ended October 31, 1994, 1995 and 1996, Vanguard/Windsor II paid advisory fees to Tukman of approximately $1,825,000, $2,184,838, and 2,699,458 before a performance adjustment of $930,724, respectively.


VANGUARD'S CORE MANAGEMENT GROUP


     Since November 1, 1991, Vanguard's Core Management Group has provided investment advisory services on an at-cost basis with respect to a portion of Vanguard/Windsor II's equity allocation (currently approximately 7%). The Core Management Group also provides investment advisory services to several Vanguard

Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Horizon Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio, Vanguard Institutional Index Fund, Total International Portfolio of Vanguard STAR Fund, several indexed separate accounts as well as a portion of Vanguard/Morgan Growth Fund's assets. The quantitative approach used by Vanguard's Core Management Department is designed to generate highly predictable results relative to a benchmark of large and medium capitalization "value" stocks. A portfolio is constructed from attractively priced "value" stocks using an optimizer to assure that the characteristics of the portfolio are similar to that of the benchmark. The Core Management Group is supervised by the Officers of the Fund.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


     Vanguard/Windsor Fund's present agreement with WMC continues in effect until July 31, 1998. Vanguard/ Windsor II's present agreements with BHM&S, Equinox and Tukman continue in effect until April 30, 1997, July 31, 1998 and October 31, 1997, respectively. Each agreement is renewable for successive one-year periods if specifically approved by a vote of the Company's Board of Directors at a meeting called for the purpose of considering such approval. The Board's approval must include the affirmative votes of a majority of the Directors who are neither parties to the contract or "interested persons" of such parties (as defined in the Investment Company Act of 1940). In addition, the question of continuing an investment advisory agreement may be presented to shareholders. In such an event, the agreement would be continued only if approved by the affirmative vote of a majority of the outstanding shares of the Fund to which the agreement related.


     Each investment advisory agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by majority vote of either the Board of Directors or the Fund's outstanding shares upon 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

     The Company's Board of Directors may, without the approval of shareholders, provide for:

     (A) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

     (B) A change in the terms of an advisory agreement; or

     (C) The continued employment of an existing adviser, on the same advisory contract terms, where a contract has been assigned because of a change in control of the adviser.

     Any such change will be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

MORE INFORMATION ON ADVISERS' INCENTIVE/PENALTY FEES


     In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the SEC Release and believes that the performance adjustments as included in the agreements with WMC, BHM&S, Equinox and Tukman are entirely appropriate although not within the +/-10 percentage points per year range suggested in the Release. Under the Funds' investment advisory agreements, the maximum performance adjustments are made at a difference of +/-12 and +/-9 percentage points from the performance of the respective index over a thirty-six month period, which would effectively be the equivalent of approximately +/-4 and +/-3 percentage points difference per year.

                             PORTFOLIO TRANSACTIONS

     WMC, BHM&S, Equinox, Tukman and Vanguard are authorized to (with the approval of the Board of Directors) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective series of the Company. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the series and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Board of Directors, each investment adviser may cause the series to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Company and the other Funds in the Group.


     Currently, it is the Company's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the series. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an investment adviser and/or the Company. However, the investment advisers have informed the Company that they will not pay higher commission rates specifically for the purpose of obtaining research services.


     Since the Company does not market its shares through intermediary brokers or dealers, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Company may place portfolio orders with qualified broker-dealers who recommend shares of the Company to other clients, or who act as agent in the purchase of the Company's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of the Company's shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ended October 31, 1994, 1995 and 1996 the Company paid $14,906,748, $17,775,409 and 25,321,530 in brokerage commissions, respectively.


     Some securities considered for investment by a series of the Company may also be appropriate for the other series and for other Funds and/or clients served by the investment adviser. If purchase or sale of securities consistent with the investment policies of the series and one or more of these other Funds or clients served by the investment adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the investment adviser.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard/Windsor Fund and Vanguard/Windsor II, may from time to time use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD AND POOR'S/BARRA VALUE INDEX -- consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.


RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.



WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.



GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury Agency and investment grade corporate bonds.


LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.


COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.



COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).



LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Company was originally organized as a corporation in 1959. On January 2, 1985, the Company was reorganized into a Pennsylvania business trust which was created solely for that purpose. The Company was reorganized as a Maryland corporation on December 30, 1985. The Amended and Restated Articles of Incorporation permit the Directors to issue 2,200,000,000 shares of common stock, with one cent par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering shares of two series.

     The shares of each series are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each series have no pre-emptive rights. Such shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. On any matter submitted to a vote of shareholders, all shares of the Company then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series; and (ii) when the matter does not affect any interest of a particular series, then only shareholders of the affected series shall be entitled to vote thereon.


                              FINANCIAL STATEMENTS


     The Funds' Financial Statements for the year ended October 31, 1996, including the financial highlights for each of the five fiscal years in the period ended October 31, 1996, appearing in the Vanguard/Windsor Fund and Vanguard/Windsor II 1996 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds' 1996 Annual Reports to Shareholders are enclosed with this Statement of Additional Information. For a more complete discussion of a Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge.

                                     PART C

                          VANGUARD/WINDSOR FUNDS, INC.
                       (FORMERLY THE WINDSOR FUNDS, INC.)

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Registrant's audited financial statements for the year ended October 31, 1996, including Price Waterhouse LLP's reports thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Reports which have been filed with the Commission as Exhibits to this Registration Statement. The financial statements included in each of the Annual Reports are:



     1. Statement of Net Assets as of October 31, 1996.


     2. Statement of Operations for the year ended October 31, 1996.


     3. Statement of Changes in Net Assets for the years ended October 31, 1995 and October 31, 1996.


     4. Financial Highlights for each of the five years in the period ended October 31, 1996.

     5. Notes to Financial Statements.
     6. Report of Independent Accountants.

     (b) EXHIBITS

     1. Articles of Incorporation
     2. By-Laws of Registrant
     3. Not Applicable
     4. Not Applicable
     5. Not Applicable
     6. Not Applicable
     7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
     8. Form of Custody Agreement
     9. Form of Vanguard Service Agreement
   10. Opinion of Counsel
   11. Consent of Independent Accountants*
   12. Financial Statements -- reference is made to (a) above
   13. Not Applicable
   14. Not Applicable
   15. Not Applicable
   16. Schedule for Computation of Performance Quotations*
   27. Financial Data Schedule*
---------------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Registrant is not controlled by or under common control with any person. The officers of the Registrant and the other investment companies in The Vanguard Group of Investment Companies are identical. In addition, the officers of the Registrant are also officers of The Vanguard Group, Inc. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of October 31, 1996 the number of shareholders of each Series of Common Stock ($.01 par value) was as follows:



Vanguard/Windsor Fund Series...........................................................   433,443
Vanguard/Windsor II Series.............................................................   549,374


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).



     Listed below are the names of, and office held by, each director and principal officer of Barrow, Hanley, Mewhinney & Strauss, Inc., investment adviser to the Vanguard/Windsor II Series. The business address of each such director and officer is 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204. No officer or director of Barrow, Hanley, Mewhinney & Strauss, Inc. has any other affiliation with the Registrant.



                        NAME                                      POSITION
                       -----                                      -------
    James Purdy Barrow                          Principal
    Bryant Miller Hanley, Jr.                   President, Secretary and Treasurer
    Michael Christopher Mewhinney               Principal
    John Luke Strauss                           Principal
    John Stevens Williams                       Principal



     Listed below are the names and offices held by each principal officer of Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022.



                        NAME                                      POSITION
                       -----                                      -------
    Ronald J. Ulrich                            President & Director
    Wendy D. Lee                                Managing Director
    David E. Walker                             Principal
    Laura Starr                                 Vice President
    Jacqueline A. Williams                      Vice President
    Mark W. Watson                              Vice President
    Kenneth J. Doerr                            Vice President


     Listed below are the names and offices held by each principal officer of Tukman Capital Management, Inc., 60 East Sir Francis Drake Boulevard, Larkspur, California 94939:

                        NAME                                      POSITION
                       -----                                      -------
    Melvin T. Tukman                            President & Director
    Daniel L. Grossman                          Vice President

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     The books, accounts and other document required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and Registrant's Custodian, State Street Bank & Trust Company, Boston, Mass.


ITEM 31. MANAGEMENT SERVICES


     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Company," the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of February, 1997.


                                       VANGUARD/WINDSOR FUNDS, INC.

                                       BY:          RAYMOND J. KLAPINSKY
                                          -------------------------------------
                                                 (Raymond J. Klapinsky)
                                                    John J. Brennan*,
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                 SIGNATURES                                TITLE                    DATE
---------------------------------------------    -------------------------    -----------------
         BY:  RAYMOND J. KLAPINSKY               Chairman of the Board and    February 21, 1997
---------------------------------------------    Director
           (Raymond J. Klapinsky)
               John C. Bogle*

         BY:  RAYMOND J. KLAPINSKY               President, Chief             February 21, 1997
----------------------------------------------   Executive Officer and
           (Raymond J. Klapinsky)                Director
              John J. Brennan*

         BY:  RAYMOND J. KLAPINSKY               Director                     February 21, 1997
----------------------------------------------
           (Raymond J. Klapinsky)
             Robert E. Cawthorn*

         BY:  RAYMOND J. KLAPINSKY               Director                     February 21, 1997
----------------------------------------------
           (Raymond J. Klapinsky)
           Barbara B. Hauptfuhrer*

         BY:  RAYMOND J. KLAPINSKY               Director                     February 21, 1997
----------------------------------------------
           (Raymond J. Klapinsky)
             Burton G. Malkiel*

         BY:  RAYMOND J. KLAPINSKY               Director                     February 21, 1997
----------------------------------------------
           (Raymond J. Klapinsky)
           Alfred M. Rankin, Jr.*

         BY:  RAYMOND J. KLAPINSKY               Director                     February 21, 1997
----------------------------------------------
           (Raymond J. Klapinsky)
              John C. Sawhill*

         BY:  RAYMOND J. KLAPINSKY               Director                     February 21, 1997
----------------------------------------------
           (Raymond J. Klapinsky)
             Bruce K. MacLaury*

         BY:  RAYMOND J. KLAPINSKY               Director                     February 21, 1997
----------------------------------------------
           (Raymond J. Klapinsky)
            James O. Welch, Jr.*

         BY:  RAYMOND J. KLAPINSKY               Director                     February 21, 1997
----------------------------------------------
           (Raymond J. Klapinsky)
             J. Lawrence Wilson*

         BY:  RAYMOND J. KLAPINSKY               Treasurer and Principal      February 21, 1997
----------------------------------------------   Financial Officer and
           (Raymond J. Klapinsky)                Accounting Officer
             Richard F. Hyland*


* By Power of Attorney. See 1933 Act File No. 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants...................................................  EX-99-B11
Schedule for Computation of Performance Quotations...................................  EX-99-B16
Financial Data Schedule..............................................................  EX-27